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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                           Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  Match 31


Date of reporting period:  April 1, 2015 through March 31, 2016


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                            Pioneer High
                            Income Trust

--------------------------------------------------------------------------------
                            Annual Report | March 31, 2016
--------------------------------------------------------------------------------

                            Ticker Symbol:   PHT

                            [LOGO] PIONEER
                                   Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          39

Notes to Financial Statements                                                 45

Report of Independent Registered Public Accounting Firm                       61

Trustees, Officers and Service Providers                                      63

                           Pioneer High Income Trust | Annual Report | 3/31/16 1

President's Letter

Dear Shareowner,

Global financial markets began 2016 on shaky footing, delivering the kind of volatility that challenged investors in 2015. US equities fell by 10% through the first six weeks of the year, only to recover the losses by the end of the first quarter. Fixed-income markets were also acutely affected, with concerns about falling oil prices and a weak global economy leading to a sell-off in credit-sensitive sectors, especially high-yield bonds, as investors fled to the perceived safety of government bonds. Like equities, credit markets recovered much of their lost ground by the end of the first quarter.

Midway through the first quarter, market sentiment shifted, as expectations grew that major central banks would extend their accommodative monetary policies in the hopes of driving economic growth. The US Federal Reserve System (the Fed) backed off plans to raise interest rates four times in 2016, and the European Central Bank announced a more comprehensive asset-purchasing program in the hopes of encouraging lending, and boosting both inflation and economic growth. The Bank of Japan also followed a monetary easing path, announcing negative interest rates in January.

As 2016 moves along, we continue to see central bank policies as generally supportive of the US economy - for which we maintain an expectation of modest growth this year - against an overall global economic backdrop that remains unsettled and points towards generally lower growth. Economies around the world in both developed and emerging markets are experiencing deep structural changes. Current challenges include incomplete debt deleveraging in both emerging and developed markets, where debt levels continue to grow, the transition of many emerging markets economies from export/investment-driven models to more domestic demand-driven models, and aging populations, which are reducing productivity and limiting economic growth potential (primarily in the developed markets but also in emerging markets such as China). Geopolitical instability on many fronts, the rising risk of policy mistakes, and market liquidity issues combine to increase the possibility of sharp swings in asset values. Meanwhile, in the US, as always in a presidential election year, the political rhetoric of 2016 has the potential to impact domestic sectors such as health care.

Throughout Pioneer's history, we have believed in the importance of active management. During periods of market volatility, we view the value of active management as even more compelling. Our experienced and tenured investment teams focus on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

2 Pioneer High Income Trust | Annual Report | 3/31/16

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
March 31, 2016

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                           Pioneer High Income Trust | Annual Report | 3/31/16 3

Portfolio Management Discussion | 3/31/16

Higher-yielding, lower-quality bonds felt the brunt of the negative effects of falling commodity prices and signs of weakening in the global economy during the 12-month period ended March 31, 2016. In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the 12-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, is responsible for the daily management of the Trust.

Q    How did the Trust perform during the 12-month period ended March 31, 2016?

A Pioneer High Income Trust returned -10.54% at net asset value and -11.37% at market price during the 12-month period ended March 31, 2016. During the same 12-month period, the Trust's benchmark, the Bank of America Merrill Lynch (BofA ML) US High Yield Index (the BofA ML Index), returned -3.99% at net asset value. The BofA ML Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the BofA ML Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

     During the same 12-month period, the average return (at market price) of the 31 closed end funds in Lipper's High Yield Closed End Funds category (which may or may not be leveraged) was -5.62%.

     The shares of the Trust were selling at a 7.5% premium to net asset value at the end of the 12-month period on March 31, 2016.

     On March 31, 2016, the standardized 30-day SEC yield of the Trust's shares was 14.84%*.

Q How would you describe the investment environment for high-yielding debt during the 12-month period ended March 31, 2016?

A The past 12 months featured a challenging market environment for high-yield investors, with several factors contributing to the volatility. In the fixed-income market, the asset classes with the highest credit sensitivity, such as high-yield corporates and emerging markets debt, underperformed over most of the period amidst fears about weakening growth trends in the global economy and the possibility that the US economy could slip back into recession. Weakness in commodity prices, especially oil, also took a heavy toll on the high-yield corporate sector, which had a large exposure to energy bonds.

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer High Income Trust | Annual Report | 3/31/16

     In April and May of 2015, the first two months of the Trust's fiscal year, high-yield corporates, including energy-sensitive bonds, actually appeared to be staging a recovery from the losses they suffered prior to the start of the period, as the price of oil briefly bounced back from late-2014/early-2015 lows.

     The situation changed in June, however, when oil/commodity prices again went into decline due to growing evidence that economic growth in China was slackening at the same time that concerns about the state of Europe's economy resurfaced, triggered by a renewed debt crisis in Greece.

     While slumping oil prices and global economic news were the main factors driving underperformance in the high-yield market during the 12-month period, a host of other issues also negatively affected market sentiment, including geopolitical concerns and speculation that the US Federal Reserve System (the Fed) might aggressively tighten monetary policy. The markets expected the Fed to tighten monetary policy in 2015, and it finally did raise short-term interest rates in December, after some delay. Since the start of 2016, however, the Fed seems to have taken a more dovish stance on interest rates, thus reassuring the markets that it would act cautiously before tightening monetary policy any further.

     High-yield investments did rally in the final six weeks of the Trust's fiscal year, beginning in mid-February 2016. Unfortunately, the rebound was not strong enough to overcome the effects of the market's earlier losses.

Q Which of your investment decisions or other factors had the biggest effects on the Trust's benchmark-relative underperformance during the 12-month period ended March 31, 2016?

A The main reason for the Trust's underperformance of its benchmark during the period was the use of leverage, or borrowed funds. The use of leverage increases the Trust's risk and has the effect of exaggerating the size of the high-yield market's moves on the portfolio. In down markets, when high-yield securities are underperforming and bond prices are falling, as was the case during the 12-month period, the use of leverage can and will negatively affect the Trust's benchmark-relative performance. As high-yield bond investments lost value during the period, the effects of leverage on the Trust's returns were magnified.

     Another factor that detracted from benchmark-relative performance was the Trust's greater exposure than that of the BofA ML Index, early in the period, to securities issued by energy companies, particularly those involved in exploration and production. As oil prices fell during the third quarter of 2015 when it became apparent that the rebalancing in the oil sector would be a longer process than the market originally expected, energy bond prices experienced downward pressure. We subsequently

                           Pioneer High Income Trust | Annual Report | 3/31/16 5 reduced the Trust's exposure to the energy sector from slightly more than 14% of the Trust's total investment portfolio at the beginning of the period (compared with 13.7% for the benchmark), to 9.4% as of March 31, 2016 (compared with 12.7% for the benchmark). Individual positions in the portfolio's energy sector also underperformed and detracted from benchmark-relative returns. Notable underperformers among the oil-related securities in the Trust's portfolio were the debt of Comstock and Midstates Petroleum, both of which we expect to be restructured.

     In addition, the Trust's shorter-duration stance hurt benchmark-relative returns during the 12-month period. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) We pursue a buy-and-hold strategy in the Trust's portfolio, retaining those high-current-income securities that we believe can support a healthy dividend** stream to the Trust's shareholders. Therefore, we tend to keep the Trust's duration shorter than that of the BofA ML Index due to the allocation to older securities with higher yields. The shorter-duration stance should also decrease the portfolio's sensitivity to changes in interest rates and credit spreads. During the 12-month period ended March 31, 2016, however, mid- and long-term US Treasury interest rates fell. Given that the Trust was positioned for a rising-rate environment, the portfolio's short-duration stance detracted from the Trust's benchmark-relative performance.

Q Which allocation decisions or individual investments had the greatest positive effects on the Trust's benchmark-relative performance during the 12-month period ended March 31, 2016?

A The Trust's moderate overweight in securities issued by banks and moderate underweight to non-bank financial companies tended to support benchmark-relative performance during the period. Individual positions in the debt of Ally Financial, a specialist in automobile financing, and in securities issued by Bank of America and PNC Bank were particularly noteworthy contributors to relative returns. Holdings of utility bonds such as NRG Energy, which we added to during the period, also aided relative performance after the securities rebounded during the second half of the Trust's fiscal year. We likewise had success investing in debt of automobile-related companies during a year when car sales were healthy.
     The debt of Meritor, an auto parts component manufacturer, and of Chrysler Group, both fared well and contributed to the Trust's performance. Finally, investments in some emerging markets corporates did well during the period, as did the portfolio's positions in insurance-linked bonds, an asset class that turned in strong performance during a relatively mild hurricane season in the United States.

**   Dividends are not guaranteed.

6 Pioneer High Income Trust | Annual Report | 3/31/16

Q What were the principal factors affecting the Trust's yield, or dividend income, during the 12-month period ended March 31, 2015?

A The Trust's dividend to shareholders was reduced in February 2016 because the portfolio of investments was realizing less current income. Over the 12-month period, yields of newer high-yield bonds tended to be lower than the yields of older bonds issued back when market rates were higher. As the period progressed, many of the older holdings in the Trust's portfolio either had reached maturity or were called away by their issuers, who often replaced them with newer bonds paying lower interest rates. In addition, the Trust has drawn on accumulated net investment income in paying the Trust's distributions in recent periods, but these reserves will be depleted over time. Therefore, as the Trust redeployed assets in a lower-yielding market, the income earned by the portfolio's investments declined. Likewise, the decision by the Fed to raise interest rates last December increased the cost of leverage to the Trust and reduced the income available for distribution.

Q Did the level of leverage in the Trust change during the 12-month period ended March 31, 2016?

A    The Trust employs leverage through a margin loan financing agreement. (See
     Note 10 to the Financial Statements).

     At the end of the 12-month period on March 31, 2016, 31.5% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 30.5% of the Trust's total managed assets financed by leverage at the start of the period on April 1, 2015. During the 12-month period, the Trust reduced the borrowing from the revolving credit facility by a total of $26 million, to $125 million as of March 31, 2016. Due to the overall decline in prices of high-yield securities during the period, a reduction in the overall borrowing on the margin line was necessary in order to maintain the asset-coverage requirements specified by the margin loan financing agreement. Despite the reduction, the percentage of the Trust's managed assets financed by leverage increased during the period due to a decrease in the values of securities in which the Trust had invested.

Q Did the Trust invest in any derivative securities during the 12-month period ended March 31, 2016? If so, did the exposure have a material impact on performance?

A We did invest in some currency forward exchange transactions in an attempt to hedge the effects on the Trust's portfolio of changes in relative currency valuations during the period. The derivatives did not have a material impact on benchmark-relative results. The Trust also had a small exposure to some credit default swaps, which had no material effect on relative performance, but had a small positive effect on absolute performance.

                           Pioneer High Income Trust | Annual Report | 3/31/16 7

Q    What is your investment outlook?

A While domestic economic growth has slowed somewhat during the past year, we do not see evidence that the US economy is heading into recession. In a period of continued, if modest, growth, we believe there should be opportunities for investment in credit-sensitive securities, especially if they are attractively priced.

     Spreads between high-yield and higher-quality bonds are wider now than the longer-term averages, and wider than they were a year ago. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) At the same time, high-yield default rates, while higher than a year ago, remain below long-term averages. The troubled high-yield debt seems concentrated in the energy, and metals and mining groups, while most other sectors appear to be doing better. The most recent default rate for high-yield bonds stood at 3.8%, while current market prices suggest a default rate of 8% to 10%. This indicates there may be value in the high-yield market.

     We believe the biggest threat to continued expansion of the domestic economy would be aggressive monetary policy tightening by the Fed. However, the Fed, as we noted earlier, appears satisfied, at least for now, to move at a slower pace with regard to hiking interest rates. We think it is likely, though, that the Fed will increase short-term interest rates modestly (only once or twice) during 2016 as it keeps a close watch on economic data. Meanwhile, in an election year, budgetary policy in Washington may loosen somewhat, as evidenced by the recent passage of a Federal Highway Bill, which should provide some stimulus to the economy.

     After a year of underperformance, we think high-yield bond pricing is more attractive, with above-average spreads and below-average default rates. While we do not anticipate a robust rally in the high-yield market, and while short-term market swings may continue to be volatile, we think there may be opportunities in the high-yield market for appropriate investors.

Please refer to the Schedule of Investments on pages 13-38 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

8 Pioneer High Income Trust | Annual Report | 3/31/16

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

Investments in the Trust are subject to possible loss due to the financial fail-ure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a margin loan financing agreement. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Trust is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                           Pioneer High Income Trust | Annual Report | 3/31/16 9

Portfolio Summary | 3/31/16

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                  85.3%
Senior Secured Floating Rate Loan Interests                               4.3%
Convertible Bonds & Notes                                                 3.1%
Preferred Stocks                                                          2.2%
Collateralized Mortgage Obligations                                       1.6%
Repurchase Agreement                                                      1.0%
Convertible Preferred Stocks                                              0.8%
Common Stocks                                                             0.6%
Commercial Paper                                                          0.4%
Sovereign Debt Obligation                                                 0.4%
Asset Backed Securities                                                   0.3%
Municipal Collateralized Debt Obligation                                  0.0%+

* Includes investments in Insurance Linked Securities totaling 3.1% of total investment portfolio.

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1.  Hanover Insurance Corp., 7.625%, 10/15/25                             1.77%
--------------------------------------------------------------------------------
 2.  Provident Funding Associates LP / PFG Finance Corp.,
     6.75%, 6/15/21 (144A)                                                 1.21
--------------------------------------------------------------------------------
 3.  Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)                    1.19
--------------------------------------------------------------------------------
 4.  Hologic, Inc., 2.0%, 12/15/37                                         1.13
--------------------------------------------------------------------------------
 5.  Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                          1.12
--------------------------------------------------------------------------------
 6.  SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                     1.00
--------------------------------------------------------------------------------
 7.  Xerium Technologies, Inc., 8.875%, 6/15/18                            0.98
--------------------------------------------------------------------------------
 8.  FAGE Dairy Industry SA / FAGE USA Dairy Industry, Inc.,
     9.875%, 2/1/20 (144A)                                                 0.96
--------------------------------------------------------------------------------
 9.  Icon Health & Fitness, Inc., 11.875%, 10/15/16 (144A)                 0.96
--------------------------------------------------------------------------------
10.  WMG Acquisition Corp., 6.75%, 4/15/22 (144A)                          0.94
--------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer High Income Trust | Annual Report | 3/31/16

Prices and Distributions | 3/31/16

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         3/31/16                   3/31/15
--------------------------------------------------------------------------------
          Market Value                    $10.04                    $12.87
--------------------------------------------------------------------------------
            Premium                          7.5%                      8.2%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         3/31/16                   3/31/15
--------------------------------------------------------------------------------
          Net Asset Value                  $9.34                    $11.89
--------------------------------------------------------------------------------

Distributions per Common Share*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Net Investment        Short-Term         Long-Term
                            Income           Capital Gains      Capital Gains
--------------------------------------------------------------------------------
    4/1/15 - 3/31/16        $1.34                 $--                $--
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                         3/31/16                   3/31/15
--------------------------------------------------------------------------------
         30-Day SEC Yield                  14.84%                    10.37%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

                          Pioneer High Income Trust | Annual Report | 3/31/16 11

Performance Update | 3/31/16

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) US High Yield Index.

Average Annual Total Returns
(As of March 31, 2016)
--------------------------------------------------------------------------------
                                                                       BofA ML
                                  Net Asset                            US High
                                  Value              Market            Yield
Period                            (NAV)              Price             Index
--------------------------------------------------------------------------------
10 Years                            6.65%              6.95%            6.85%
5 Years                             2.15               0.63             4.71
1 Year                            -10.54             -11.37            -3.99
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                 Pioneer High     BofA ML US High
                                                 Income Trust     Yield Index
3/06                                             $10,000          $10,000
3/07                                             $11,761          $11,159
3/08                                             $ 9,953          $10,766
3/09                                             $ 7,192          $ 8,583
3/10                                             $15,800          $13,495
3/11                                             $18,979          $15,408
3/12                                             $21,167          $16,277
3/13                                             $23,844          $18,410
3/14                                             $27,717          $19,795
3/15                                             $22,097          $20,202
3/16                                             $19,586          $19,396

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The Bank of America Merrill Lynch US High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

12 Pioneer High Income Trust | Annual Report | 3/31/16

Schedule of Investments | 3/31/16

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         ASSET BACKED SECURITIES -- 0.4% of
                         Net Assets
                         BANKS -- 0.1%
                         Thrifts & Mortgage Finance -- 0.1%
      122,303(a)         Security National Mortgage Loan Trust, Series
                         2007-1A, Class 1A3, 6.55%, 4/25/37 (144A)                   $       122,416
                                                                                     ---------------
                         Total Banks                                                 $       122,416
----------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 0.2%
                         Thrifts & Mortgage Finance -- 0.2%
      660,000(a)         GMAT Trust, Series 2013-1A, Class M, 5.0%,
                         11/25/43 (144A)                                             $       618,788
                                                                                     ---------------
                         Total Diversified Financials                                $       618,788
----------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 0.1%
                         Airlines -- 0.1%
      486,064(b)         Aviation Capital Group Trust, Series 2000-1A,
                         Class A1, 1.416%, 11/15/25 (144A)                           $        72,910
    1,257,905(b)         Lease Investment Flight Trust, Series 1, Class A1,
                         0.826%, 7/15/31                                                     303,863
                                                                                     ---------------
                         Total Transportation                                        $       376,773
----------------------------------------------------------------------------------------------------
                         TOTAL ASSET BACKED SECURITIES
                         (Cost $2,012,460)                                           $     1,117,977
----------------------------------------------------------------------------------------------------
                         COLLATERALIZED MORTGAGE OBLIGATIONS --
                         2.3% of Net Assets
                         BANKS -- 0.7%
                         Thrifts & Mortgage Finance -- 0.7%
      850,000(b)         BAMLL Commercial Mortgage Securities Trust, Series
                         2014-INLD, Class F, 2.954%, 12/15/29 (144A)                 $       772,638
      400,000(a)         Bear Stearns Commercial Mortgage Securities Trust,
                         Series 2007-PW16, Class B, 5.721%, 6/11/40 (144A)                   375,345
      180,499            Homeowner Assistance Program Reverse Mortgage
                         Loan Trust, Series 2013-RM1, Class A, 4.0%,
                         5/26/53 (144A)                                                      177,340
      200,000            ML-CFC Commercial Mortgage Trust, Series 2006-4,
                         Class AJ, 5.239%, 12/12/49                                          194,510
      250,000(a)         Springleaf Mortgage Loan Trust, Series 2013-1A,
                         Class B1, 5.58%, 6/25/58 (144A)                                     249,338
       55,349(a)         Wachovia Bank Commercial Mortgage Trust, Series
                         2006-C24, Class AJ, 5.658%, 3/15/45                                  55,269
                                                                                     ---------------
                         Total Banks                                                 $     1,824,440
----------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 1.6%
                         Thrifts & Mortgage Finance -- 1.6%
      700,000(b)         CFCRE Mortgage Trust, Series 2015-RUM, Class E,
                         5.036%, 7/15/30 (144A)                                      $       680,671
    1,000,000(a)         Citigroup Commercial Mortgage Trust, Series
                         2014-GC23, Class E, 3.208%, 7/10/47 (144A)                          645,316

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 13

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance -- (continued)
      500,000(a)         Commercial Mortgage Trust, Series 2007-C9, Class H,
                         5.813%, 12/10/49 (144A)                                     $       459,304
      900,000(b)         Commercial Mortgage Trust, Series 2014-KYO,
                         Class F, 3.938%, 6/11/27 (144A)                                     889,653
    1,000,000(b)         CSMC Trust, Series 2015-SAND, Class F, 5.136%,
                         8/15/30 (144A)                                                      971,716
      200,000            JP Morgan Chase Commercial Mortgage Securities
                         Trust, Series 2006-CB16, Class AJ, 5.623%, 5/12/45                  193,602
      650,000(a)         JP Morgan Chase Commercial Mortgage Securities
                         Trust, Series 2007-LD12, Class AJ, 6.007%, 2/15/51                  626,437
                                                                                     ---------------
                         Total Diversified Financials                                $     4,466,699
----------------------------------------------------------------------------------------------------
                         TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                         (Cost $6,434,615)                                           $     6,291,139
----------------------------------------------------------------------------------------------------
                         SENIOR SECURED FLOATING RATE LOAN
                         INTERESTS -- 6.0% of Net Assets* (b)
                         CAPITAL GOODS -- 0.1%
                         Industrial Conglomerates -- 0.1%
      313,298            Filtration Group Corp., Second Lien Initial Term Loan,
                         8.25%, 11/22/21                                             $       299,885
                                                                                     ---------------
                         Total Capital Goods                                         $       299,885
----------------------------------------------------------------------------------------------------
                         CONSUMER SERVICES -- 1.0%
                         Education Services -- 1.0%
    2,834,750            McGraw-Hill School Education Holdings LLC, Term B
                         Loan, 6.25%, 12/18/19                                       $     2,827,663
                                                                                     ---------------
                         Total Consumer Services                                     $     2,827,663
----------------------------------------------------------------------------------------------------
                         ENERGY -- 0.3%
                         Coal & Consumable Fuels -- 0.1%
      587,500            PT Bumi Resources Tbk, Term Loan, 18.0%, 11/4/16            $       117,500
----------------------------------------------------------------------------------------------------
                         Oil & Gas Drilling -- 0.2%
    1,050,500            Jonah Energy LLC, Second Lien Initial Term Loan,
                         7.5%, 5/12/21                                               $       541,008
                                                                                     ---------------
                         Total Energy                                                $       658,508
----------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                         Health Care Equipment & Services -- 0.4%
    1,140,000            Concentra, Inc., Initial Term Loan, 9.0%, 6/1/23            $     1,117,884
----------------------------------------------------------------------------------------------------
                         Health Care Technology -- 0.4%
    1,313,405(c)         Medical Card System, Inc., Term Loan, 1.5%, 5/31/19         $       853,713
                                                                                     ---------------
                         Total Health Care Equipment & Services                      $     1,971,597
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer High Income Trust | Annual Report | 3/31/16

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         INSURANCE -- 0.6%
                         Property & Casualty Insurance -- 0.6%
    1,885,452            Confie Seguros Holding II Co., Second Lien Term Loan,
                         10.25%, 5/8/19                                              $     1,729,902
                                                                                     ---------------
                         Total Insurance                                             $     1,729,902
----------------------------------------------------------------------------------------------------
                         MATERIALS -- 0.1%
                         Diversified Metals & Mining -- 0.1%
      139,195            FMG Resources (August 2006) Pty, Ltd. (FMG America
                         Finance, Inc.), Term Loan, 4.25%, 6/30/19                   $       117,967
      131,698(d)(e)      PT Bakrie & Brothers Tbk, Facility Term Loan B,
                         8.0%, 11/25/14                                                       26,340
                                                                                     ---------------
                         Total Materials                                             $       144,307
----------------------------------------------------------------------------------------------------
                         MEDIA -- 0.5%
                         Publishing -- 0.5%
    1,194,713            Cengage Learning Acquisitions, Inc. (fka TL
                         Acquisitions, Inc.), Term Loan, 7.0%, 3/31/20               $     1,191,428
      238,017            Lee Enterprises, Inc., First Lien Term Loan, 7.25%,
                         3/31/19                                                             237,273
                                                                                     ---------------
                         Total Media                                                 $     1,428,701
----------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY &
                         LIFE SCIENCES -- 1.0%
                         Biotechnology -- 1.0%
    2,973,669            Lantheus Medical Imaging, Inc., Term Loan, 7.0%,
                         6/30/22                                                     $     2,601,961
                                                                                     ---------------
                         Total Pharmaceuticals, Biotechnology & Life Sciences        $     2,601,961
----------------------------------------------------------------------------------------------------
                         RETAILING -- 0.7%
                         Automotive Retail -- 0.5%
    1,505,625            CWGS Group LLC, Term Loan, 5.75%, 2/20/20                   $     1,493,392
----------------------------------------------------------------------------------------------------
                         Computer & Electronics Retail -- 0.2%
       68,241(c)(h)      Targus Group International, Inc., Tranche A-2 Term
                         Loan, 15.0% (15.0% PIK 0% cash), 12/31/19                   $        68,241
      204,722(c)(h)      Targus Group International, Inc., Tranche A-2/B Term
                         Loan, 14.0% (14.0% PIK 0% cash), 12/31/19                           204,722
                                                                                     ---------------
                                                                                     $       272,963
                                                                                     ---------------
                         Total Retailing                                             $     1,766,355
----------------------------------------------------------------------------------------------------
                         SOFTWARE & SERVICES -- 0.9%
                         Application Software -- 0.9%
    2,500,000            Vertafore, Inc., Second Lien Term Loan, 9.75%,
                         10/27/17                                                    $     2,504,375
                                                                                     ---------------
                         Total Software & Services                                   $     2,504,375
----------------------------------------------------------------------------------------------------
                         TOTAL SENIOR SECURED FLOATING RATE
                         LOAN INTERESTS
                         (Cost $17,759,085)                                          $    15,933,254
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 15

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         CORPORATE BONDS & NOTES -- 120.0% of
                         Net Assets
                         AUTOMOBILES & COMPONENTS -- 0.6%
                         Auto Parts & Equipment -- 0.6%
    1,744,000(f)         International Automotive Components Group SA,
                         9.125%, 6/1/18 (144A)                                       $     1,569,600
                                                                                     ---------------
                         Total Automobiles & Components                              $     1,569,600
----------------------------------------------------------------------------------------------------
                         BANKS -- 3.3%
                         Diversified Banks -- 1.2%
    1,200,000(a)         Access Bank Plc, 9.25%, 6/24/21 (144A)                      $       998,400
    1,650,000(a)(f)(g)   Bank of America Corp., 6.25%                                      1,617,000
      600,000(a)(f)(g)   Bank of America Corp., 6.5%                                         619,320
                                                                                     ---------------
                                                                                     $     3,234,720
----------------------------------------------------------------------------------------------------
                         Thrifts & Mortgage Finance -- 2.1%
    1,325,000(f)         Ocwen Financial Corp., 6.625%, 5/15/19                      $     1,040,125
    4,825,000(f)         Provident Funding Associates LP / PFG Finance
                         Corp., 6.75%, 6/15/21 (144A)                                      4,571,688
                                                                                     ---------------
                                                                                     $     5,611,813
                                                                                     ---------------
                         Total Banks                                                 $     8,846,533
----------------------------------------------------------------------------------------------------
                         CAPITAL GOODS -- 8.8%
                         Aerospace & Defense -- 2.8%
    2,200,000            ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                    $     2,216,500
    1,500,000(f)         DigitalGlobe, Inc., 5.25%, 2/1/21 (144A)                          1,365,000
    3,084,000(f)         DynCorp International, Inc., 10.375%, 7/1/17                      2,467,200
    1,305,000(f)         LMI Aerospace, Inc., 7.375%, 7/15/19                              1,226,700
      525,000            Triumph Group, Inc., 5.25%, 6/1/22                                  472,500
                                                                                     ---------------
                                                                                     $     7,747,900
----------------------------------------------------------------------------------------------------
                         Agricultural & Farm Machinery -- 0.6%
    1,890,000(f)         Titan International, Inc., 6.875%, 10/1/20                  $     1,530,900
----------------------------------------------------------------------------------------------------
                         Building Products -- 0.2%
      500,000            Griffon Corp., 5.25%, 3/1/22                                $       498,750
----------------------------------------------------------------------------------------------------
                         Construction & Engineering -- 0.0%+
    1,500,000(d)(f)      Abengoa Finance SAU, 8.875%, 11/1/17 (144A)                 $       135,000
----------------------------------------------------------------------------------------------------
                         Construction Machinery & Heavy Trucks -- 0.1%
      330,000(f)         Meritor, Inc., 6.25%, 2/15/24                               $       290,812
----------------------------------------------------------------------------------------------------
                         Industrial Conglomerates -- 0.8%
      253,000(f)         Boart Longyear Management Pty, Ltd., 10.0%,
                         10/1/18 (144A)                                              $       177,100
    1,070,000            JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                    1,120,825
      810,000            Waterjet Holdings, Inc., 7.625%, 2/1/20 (144A)                      805,950
                                                                                     ---------------
                                                                                     $     2,103,875
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Annual Report | 3/31/16

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         Industrial Machinery -- 2.7%
    2,575,000            Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                    $     2,085,750
    1,040,000(f)         Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)                        982,800
      735,874(c)(h)      Liberty Tire Recycling LLC, 11.0% (11.0% PIK
                         0.0% cash), 3/31/21 (144A)                                          544,547
    4,500,000(f)         Xerium Technologies, Inc., 8.875%, 6/15/18                        3,712,500
                                                                                     ---------------
                                                                                     $     7,325,597
----------------------------------------------------------------------------------------------------
                         Trading Companies & Distributors -- 1.6%
      280,000            Fly Leasing, Ltd., 6.375%, 10/15/21                         $       265,300
    2,580,000(f)         H&E Equipment Services, Inc., 7.0%, 9/1/22                        2,618,700
    1,250,000(f)         TRAC Intermodal LLC / TRAC Intermodal Corp.,
                         11.0%, 8/15/19                                                    1,337,500
                                                                                     ---------------
                                                                                     $     4,221,500
                                                                                     ---------------
                         Total Capital Goods                                         $    23,854,334
----------------------------------------------------------------------------------------------------
                         COMMERCIAL & PROFESSIONAL SERVICES -- 2.6%
                         Commercial Printing -- 0.7%
    1,295,000(f)         Cenveo Corp., 6.0%, 8/1/19 (144A)                           $       942,113
      860,000            Mustang Merger Corp., 8.5%, 8/15/21 (144A)                          887,950
                                                                                     ---------------
                                                                                     $     1,830,063
----------------------------------------------------------------------------------------------------
                         Diversified Support Services -- 1.4%
      660,000            Broadspectrum, Ltd., 8.375%, 5/15/20 (144A)                 $       674,850
    3,900,000(f)         NANA Development Corp., 9.5%, 3/15/19 (144A)                      3,042,000
                                                                                     ---------------
                                                                                     $     3,716,850
----------------------------------------------------------------------------------------------------
                         Environmental & Facilities Services -- 0.5%
    1,370,000(f)         Safway Group Holding LLC / Safway Finance Corp.,
                         7.0%, 5/15/18 (144A)                                        $     1,373,425
                                                                                     ---------------
                         Total Commercial & Professional Services                    $     6,920,338
----------------------------------------------------------------------------------------------------
                         CONSUMER DURABLES & APPAREL -- 5.6%
                         Homebuilding -- 2.6%
      750,000(f)         Beazer Homes USA, Inc., 9.125%, 5/15/19                     $       712,500
      800,000(f)         Brookfield Residential Properties, Inc., 6.375%,
                         5/15/25 (144A)                                                      688,000
    1,500,000            KB Home, 7.0%, 12/15/21                                           1,500,000
      790,000(f)         KB Home, 7.5%, 9/15/22                                              793,950
    1,035,000            KB Home, 7.625%, 5/15/23                                          1,027,238
    1,975,000(f)         Rialto Holdings LLC / Rialto Corp., 7.0%,
                         12/1/18 (144A)                                                    1,940,437
      565,000(f)         Taylor Morrison Communities, Inc. / Monarch
                         Communities, Inc., 5.625%, 3/1/24 (144A)                            540,987
                                                                                     ---------------
                                                                                     $     7,203,112
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 17

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         Housewares & Specialties -- 1.7%
    3,000,000(f)         Reynolds Group Issuer, Inc., 9.0%, 4/15/19                  $     3,037,500
    1,430,000(f)         Reynolds Group Issuer, Inc., 9.875%, 8/15/19                      1,480,944
                                                                                     ---------------
                                                                                     $     4,518,444
----------------------------------------------------------------------------------------------------
                         Leisure Products -- 1.3%
    4,000,000            Icon Health & Fitness, Inc., 11.875%,
                         10/15/16 (144A)                                             $     3,620,000
                                                                                     ---------------
                         Total Consumer Durables & Apparel                           $    15,341,556
----------------------------------------------------------------------------------------------------
                         CONSUMER SERVICES -- 5.1%
                         Casinos & Gaming -- 2.7%
      708,415(d)(h)      Mashantucket Western Pequot Tribe, 6.5% (5.5% PIK
                         1.0% cash), 7/1/36                                          $         3,542
    1,700,000(f)         MGM Resorts International, 6.0%, 3/15/23                          1,759,500
    1,225,000            Scientific Games International, Inc., 6.25%, 9/1/20                 735,000
    3,000,000(f)         Scientific Games International, Inc., 6.625%, 5/15/21             1,822,500
    3,800,000(f)         Scientific Games International, Inc., 10.0%, 12/1/22              3,078,000
                                                                                     ---------------
                                                                                     $     7,398,542
----------------------------------------------------------------------------------------------------
                         Hotels, Resorts & Cruise Lines -- 0.2%
      565,000            Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                 $       473,188
----------------------------------------------------------------------------------------------------
                         Restaurants -- 0.7%
    2,000,000(f)         PF Chang's China Bistro, Inc., 10.25%,
                         6/30/20 (144A)                                              $     1,810,000
----------------------------------------------------------------------------------------------------
                         Specialized Consumer Services -- 1.5%
    3,254,000(f)         Constellis Holdings LLC / Constellis Finance Corp.,
                         9.75%, 5/15/20 (144A)                                       $     2,830,980
    1,400,000(f)         StoneMor Partners LP / Cornerstone Family Services
                         of WV, 7.875%, 6/1/21                                             1,411,138
                                                                                     ---------------
                                                                                     $     4,242,118
                                                                                     ---------------
                         Total Consumer Services                                     $    13,923,848
----------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 2.7%
                         Consumer Finance -- 1.1%
      675,000(f)         Ally Financial, Inc., 5.75%, 11/20/25                       $       659,813
    1,030,000(f)         Jefferies Finance LLC / JFIN Co-Issuer Corp.,
                         7.375%, 4/1/20 (144A)                                               890,950
    1,720,000(f)         TMX Finance LLC / TitleMax Finance Corp., 8.5%,
                         9/15/18 (144A)                                                    1,376,000
                                                                                     ---------------
                                                                                     $     2,926,763
----------------------------------------------------------------------------------------------------
                         Diversified Capital Markets -- 0.3%
      700,000(a)(f)(g)   Credit Suisse Group AG, 7.5% (144A)                         $       688,450
----------------------------------------------------------------------------------------------------
                         Investment Banking & Brokerage -- 0.3%
    1,239,000(a)(f)(g)   Goldman Sachs Capital II, 4.0%                              $       886,504
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Annual Report | 3/31/16

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         Specialized Finance -- 1.0%
      425,000(f)         Nationstar Mortgage LLC / Nationstar Capital Corp.,
                         6.5%, 7/1/21                                                $       377,188
    2,845,000(f)         Nationstar Mortgage LLC / Nationstar Capital Corp.,
                         6.5%, 6/1/22                                                      2,453,812
                                                                                     ---------------
                                                                                     $     2,831,000
                                                                                     ---------------
                         Total Diversified Financials                                $     7,332,717
----------------------------------------------------------------------------------------------------
                         ENERGY -- 13.4%
                         Integrated Oil & Gas -- 0.3%
      750,000            YPF SA, 8.875%, 12/19/18 (144A)                             $       778,500
----------------------------------------------------------------------------------------------------
                         Oil & Gas Drilling -- 1.0%
      730,000            Drill Rigs Holdings, Inc., 6.5%, 10/1/17 (144A)             $       438,000
      765,000(f)         Ocean Rig UDW, Inc., 7.25%, 4/1/19 (144A)                           470,475
      954,000            Rowan Cos., Inc., 5.4%, 12/1/42                                     544,494
      131,000            Rowan Cos., Inc., 5.85%, 1/15/44                                     76,355
    1,800,000(f)         Shelf Drill Holdings, Ltd., 8.625%, 11/1/18 (144A)                1,206,000
                                                                                     ---------------
                                                                                     $     2,735,324
----------------------------------------------------------------------------------------------------
                         Oil & Gas Equipment & Services -- 0.8%
    1,020,000(f)         McDermott International, Inc., 8.0%, 5/1/21 (144A)          $       798,150
    2,000,000(f)         Weatherford International LLC, 6.8%, 6/15/37                      1,490,000
                                                                                     ---------------
                                                                                     $     2,288,150
----------------------------------------------------------------------------------------------------
                         Oil & Gas Exploration & Production -- 4.0%
      525,000            Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                      $       489,562
    1,295,000(f)         EPL Oil & Gas, Inc., 8.25%, 2/15/18                                  64,750
    2,015,000(f)         Gulfport Energy Corp., 7.75%, 11/1/20                             2,015,000
    2,035,000(f)         Halcon Resources Corp., 12.0%, 2/15/22 (144A)                     1,353,275
    1,950,000            Legacy Reserves LP / Legacy Reserves Finance
                         Corp., 6.625%, 12/1/21                                              370,500
    2,000,000(f)         Midstates Petroleum Co., Inc., 9.25%, 6/1/21                         80,000
      590,000(f)         Parsley Energy LLC / Parsley Finance Corp., 7.5%,
                         2/15/22 (144A)                                                      587,050
    1,856,000            PetroQuest Energy, Inc., 10.0%, 2/15/21 (144A)                    1,178,560
    3,380,000(d)         Quicksilver Resources, Inc., 7.125%, 4/1/16                             338
    1,800,000            Rice Energy, Inc., 6.25%, 5/1/22                                  1,566,000
    2,935,000(f)         Sanchez Energy Corp., 7.75%, 6/15/21                              1,724,313
      625,000            Whiting Petroleum Corp., 5.0%, 3/15/19                              432,813
      950,000(f)         WPX Energy, Inc., 7.5%, 8/1/20                                      741,000
      335,000(f)         WPX Energy, Inc., 8.25%, 8/1/23                                     259,625
                                                                                     ---------------
                                                                                     $    10,862,786
----------------------------------------------------------------------------------------------------
                         Oil & Gas Refining & Marketing -- 3.4%
    3,859,000(f)         Calumet Specialty Products Partners LP / Calumet
                         Finance Corp., 6.5%, 4/15/21                                $     2,739,890

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 19

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         Oil & Gas Refining & Marketing -- (continued)
      750,000(f)         Calumet Specialty Products Partners LP / Calumet
                         Finance Corp., 7.75%, 4/15/23 (144A)                        $       510,000
      641,053(b)         EP PetroEcuador via Noble Sovereign Funding I, Ltd.,
                         6.258%, 9/24/19                                                     556,113
    3,000,000(f)         Seven Generations Energy, Ltd., 8.25%,
                         5/15/20 (144A)                                                    3,007,500
    2,500,000(f)         Sunoco LP / Sunoco Finance Corp., 6.375%,
                         4/1/23 (144A)                                                     2,501,550
                                                                                     ---------------
                                                                                     $     9,315,053
----------------------------------------------------------------------------------------------------
                         Oil & Gas Storage & Transportation -- 3.9%
      598,000            Archrock Partners LP / Archrock Partners Finance Corp.,
                         6.0%, 4/1/21                                                $       424,580
    1,050,000(f)         Crestwood Midstream Partners LP / Crestwood
                         Midstream Finance Corp., 6.125%, 3/1/22                             787,500
      875,000(f)         Crestwood Midstream Partners LP / Crestwood
                         Midstream Finance Corp., 6.25%, 4/1/23 (144A)                       647,500
    1,524,000(b)(f)      Energy Transfer Partners LP, 3.633%, 11/1/66                        868,680
      350,000(a)(f)      Enterprise Products Operating LLC, 8.375%, 8/1/66                   276,500
    2,500,000(f)         Genesis Energy LP / Genesis Energy Finance Corp.,
                         6.75%, 8/1/22                                                     2,312,500
    1,410,000(f)         Global Partners LP / GLP Finance Corp., 6.25%,
                         7/15/22                                                           1,050,450
    1,100,000(f)         Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23               819,500
      385,000(f)         PBF Logistics LP / PBF Logistics Finance Corp.,
                         6.875%, 5/15/23                                                     359,012
      360,000            Targa Resources Partners LP / Targa Resources Partners
                         Finance Corp., 4.125%, 11/15/19                                     339,977
    1,185,000            Western Refining Logistics LP / WNRL Finance Corp.,
                         7.5%, 2/15/23                                                     1,054,650
    2,500,000(f)         Williams Cos., Inc., 5.75%, 6/24/44                               1,662,500
                                                                                     ---------------
                                                                                     $    10,603,349
                                                                                     ---------------
                         Total Energy                                                $    36,583,162
----------------------------------------------------------------------------------------------------
                         FOOD & STAPLES RETAILING -- 0.8%
                         Food Retail -- 0.8%
      950,000            C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)           $       900,125
    1,505,000(f)         Tops Holding LLC / Tops Markets II Corp., 8.0%,
                         6/15/22 (144A)                                                    1,392,125
                                                                                     ---------------
                         Total Food & Staples Retailing                              $     2,292,250
----------------------------------------------------------------------------------------------------
                         FOOD, BEVERAGE & TOBACCO -- 9.0%
                         Agricultural Products -- 1.0%
    2,100,000(f)         Pinnacle Operating Corp., 9.0%, 11/15/20 (144A)             $     1,811,250
    1,215,000            Southern States Cooperative, Inc., 10.0%,
                         8/15/21 (144A)                                                      747,225

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Annual Report | 3/31/16

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         Agricultural Products -- (continued)
      575,000(d)         Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                  $       224,250
                                                                                     ---------------
                                                                                     $     2,782,725
----------------------------------------------------------------------------------------------------
                         Packaged Foods & Meats -- 6.3%
      775,000            Bertin SA / Bertin Finance, Ltd., 10.25%,
                         10/5/16 (144A)                                              $       794,220
    1,250,000(d)         CFG Investment SAC, 9.75%, 7/30/19 (144A)                           812,500
    3,500,000(f)         FAGE Dairy Industry SA / FAGE USA Dairy Industry,
                         Inc., 9.875%, 2/1/20 (144A)                                       3,631,250
    1,240,000(f)         Marfrig Holding Europe BV, 6.875%, 6/24/19 (144A)                 1,179,550
    1,000,000            Marfrig Holding Europe BV, 8.375%, 5/9/18 (144A)                  1,005,000
    1,200,000            Marfrig Holding Europe BV, 11.25%, 9/20/21 (144A)                 1,146,000
    3,400,000(f)         Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                      3,429,750
      400,000            Minerva Luxembourg SA, 12.25%, 2/10/22 (144A)                       416,000
    2,000,000(f)         Post Holdings, Inc., 6.0%, 12/15/22 (144A)                        2,060,000
    2,100,000(f)         Post Holdings, Inc., 7.375%, 2/15/22                              2,220,750
      500,000(f)         Post Holdings, Inc., 8.0%, 7/15/25 (144A)                           555,000
                                                                                     ---------------
                                                                                     $    17,250,020
----------------------------------------------------------------------------------------------------
                         Soft Drinks -- 0.6%
    1,625,000(f)         Cott Beverages, Inc., 5.375%, 7/1/22                        $     1,649,375
----------------------------------------------------------------------------------------------------
                         Tobacco -- 1.1%
    3,835,000(f)         Alliance One International, Inc., 9.875%, 7/15/21           $     2,924,187
                                                                                     ---------------
                         Total Food, Beverage & Tobacco                              $    24,606,307
----------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 5.9%
                         Health Care Facilities -- 4.0%
    2,860,000(f)         CHS/Community Health Systems, Inc., 6.875%,
                         2/1/22                                                      $     2,581,150
      610,000            CHS/Community Health Systems, Inc., 8.0%,
                         11/15/19                                                            593,987
    2,400,000(f)         Kindred Healthcare, Inc., 6.375%, 4/15/22                         2,163,000
    2,000,000(f)         Kindred Healthcare, Inc., 8.0%, 1/15/20                           1,985,000
    2,385,000(f)         Universal Hospital Services, Inc., 7.625%, 8/15/20                2,206,125
    1,165,000            Vizient, Inc., 10.375%, 3/1/24 (144A)                             1,249,463
                                                                                     ---------------
                                                                                     $    10,778,725
----------------------------------------------------------------------------------------------------
                         Health Care Services -- 1.6%
    2,250,000(f)         BioScrip, Inc., 8.875%, 2/15/21                             $     1,901,250
    2,380,000(f)         Truven Health Analytics, Inc., 10.625%, 6/1/20                    2,538,270
                                                                                     ---------------
                                                                                     $     4,439,520
----------------------------------------------------------------------------------------------------
                         Health Care Technology -- 0.3%
      900,000(f)         Emdeon, Inc., 11.0%, 12/31/19                               $       951,750
                                                                                     ---------------
                         Total Health Care Equipment & Services                      $    16,169,995
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 21

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         HOUSEHOLD & PERSONAL PRODUCTS -- 2.2%
                         Household Products -- 0.8%
    2,220,000            Springs Industries, Inc., 6.25%, 6/1/21                     $     2,231,100
----------------------------------------------------------------------------------------------------
                         Personal Products -- 1.4%
    1,745,000(f)         Albea Beauty Holdings SA, 8.375%, 11/1/19 (144A)            $     1,836,613
    2,315,000(f)         Monitronics International, Inc., 9.125%, 4/1/20                   1,875,150
                                                                                     ---------------
                                                                                     $     3,711,763
                                                                                     ---------------
                         Total Household & Personal Products                         $     5,942,863
----------------------------------------------------------------------------------------------------
                         INSURANCE -- 12.5%
                         Insurance Brokers -- 0.4%
    1,000,000(f)         USI, Inc., 7.75%, 1/15/21 (144A)                            $     1,000,000
----------------------------------------------------------------------------------------------------
                         Multi-Line Insurance -- 2.3%
    3,075,000(a)(f)      Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)          $     4,504,875
    1,100,000(f)         MetLife, Inc., 10.75%, 8/1/39                                     1,672,000
                                                                                     ---------------
                                                                                     $     6,176,875
----------------------------------------------------------------------------------------------------
                         Property & Casualty Insurance -- 3.2%
    3,000,000(c)(i)      Fixed Income Trust, Series 2013-A, 0.0%,
                         10/15/97 (144A)                                             $     2,096,179
    5,300,000(f)         Hanover Insurance Corp., 7.625%, 10/15/25                         6,672,244
      265,000(a)(f)(g)   White Mountains Insurance Group, Ltd.,
                         7.506% (144A)                                                       261,688
                                                                                     ---------------
                                                                                     $     9,030,111
----------------------------------------------------------------------------------------------------
                         Reinsurance -- 6.6%
      500,000(b)         Alamo Re, Ltd., 5.9%, 6/7/18 (144A) (Cat Bond)              $       510,550
      875,402(j)(k)      Altair Re II, Ltd. (Willis Securities, Inc.), Variable Rate
                         Notes, 6/30/16                                                       48,847
      556,608(j)(k)      Altair Re III, Ltd. (Willis Securities, Inc.), Variable Rate
                         Notes, 6/30/17                                                      225,426
      500,000(j)(k)      Arlington Segregated Account (Kane SAC, Ltd.),
                         Variable Rate Notes, 8/31/16                                        563,350
      500,000(b)         Blue Danube II, Ltd., 4.562%, 5/23/16 (144A)
                         (Cat Bond)                                                          499,850
      400,000(b)         Caelus Re, Ltd., Series 2013-2, Class A, 6.85%,
                         4/7/17 (144A) (Cat Bond)                                            405,040
      700,000(j)(k)      Carnoustie Segregated Account (Kane SAC, Ltd.),
                         Variable Rate Notes, 11/30/20                                       710,640
      700,000(j)(k)      Carnoustie Segregated Account (Kane SAC, Ltd.),
                         Variable Rate Notes, 2/19/16                                         14,280
      500,000(j)(k)      Clarendon Segregated Account (Kane SAC, Ltd.),
                         Variable Rate Notes, 6/15/16                                        499,900
      500,000(b)         Galileo Re, Ltd., 7.4%, 1/9/17 (144A) (Cat Bond)                    505,750
    1,300,000(j)(k)      Gullane Segregated Account (Kane SAC, Ltd.), Variable
                         Rate Notes, 1/22/17                                                  35,100

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Annual Report | 3/31/16

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         Reinsurance -- (continued)
    1,300,000(j)(k)      Gullane Segregated Account (Kane SAC, Ltd.), Variable
                         Rate Notes, 11/30/20                                        $     1,326,390
      750,000(b)         Kilimanjaro Re, Ltd., 4.75%, 4/30/18 (144A)
                         (Cat Bond)                                                          748,050
      250,000(b)         Kilimanjaro Re, Ltd., Series 2015-1, Class D, 9.25%,
                         12/6/19 (144A) (Cat Bond)                                           252,200
      250,000(b)         Kilimanjaro Re, Ltd., Series 2015-1, Class E, 6.75%,
                         12/6/19 (144A) (Cat Bond)                                           251,725
    1,000,000(j)(k)      Lahinch Segregated Account (Kane SAC, Ltd.), Variable
                         Rate Notes, 6/15/16                                               1,010,600
      760,000(j)(k)      Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes,
                         3/31/18                                                              53,200
      800,000(j)(k)      Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes,
                         3/31/19                                                             800,000
    1,000,000(j)(k)      Pangaea Re XI Segregated Account (Kane SAC, Ltd.),
                         Variable Rate Notes, 7/1/18                                          18,000
    1,000,000(j)(k)      Pangaea Re Segregated Account (Kane SAC, Ltd.),
                         Series 2015-1, Variable Rate Notes, 2/1/19                           29,900
    1,000,000(j)(k)      Pangaea Re Segregated Account (Kane SAC, Ltd.),
                         Series 2015-2, Variable Rate Notes, 11/30/19                      1,083,100
    1,200,000(j)(k)      Pangaea Re Segregated Account (Kane SAC, Ltd.),
                         Series 2016-1, Variable Rate Notes, 2/1/20                        1,213,200
      250,000(b)         Residential Reinsurance 2012, Ltd., 8%, 6/6/16
                         (144A) (Cat Bond)                                                   251,075
      250,000(b)         Residential Reinsurance 2012, Ltd., 10%, 6/6/16
                         (144A) (Cat Bond)                                                   252,325
      400,000(b)         Residential Reinsurance 2012, Ltd., 12.75%, 12/6/16
                         (144A) (Cat Bond)                                                   406,640
      250,000(b)         Residential Reinsurance 2012, Ltd., 19%, 12/6/16
                         (144A) (Cat Bond)                                                   255,350
      400,000(b)         Residential Reinsurance 2012, Ltd., 22%, 6/6/16
                         (144A) (Cat Bond)                                                   407,480
      250,000(b)         Residential Reinsurance 2013, Ltd., 9.25%, 6/6/17
                         (144A) (Cat Bond)                                                   258,175
      600,000(b)         Resilience Re, Ltd., 4.468%, 1/9/17 (Cat Bond)                      600,000
      500,000(b)         Sanders Re, Ltd., Series 2013-1, Class B, 4%,
                         5/5/17 (144A) (Cat Bond)                                            498,500
        6,043(j)(k)      Sector Re V, Ltd. (Swiss Re), Series 4, Class C, Variable
                         Rate Notes, 12/1/19 (144A)                                           42,302
      800,000(j)(k)      Sector Re V, Ltd. (Swiss Re), Series 5, Class C, Variable
                         Rate Notes, 12/1/20 (144A)                                          816,560
      750,000(j)(k)      Sector Re V, Ltd. (Swiss Re), Series 5, Class F, Variable
                         Rate Notes, 3/1/20 (144A)                                           849,450
      600,000(j)(k)      Silverton Re, Ltd. (Aon Benfield Securities, Inc.), Variable
                         Rate Notes, 9/16/16 (144A)                                            2,760
      800,000(j)(k)      Silverton Re, Ltd. (Aon Benfield Securities, Inc.), Variable
                         Rate Notes, 9/18/17 (144A)                                           32,960

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 23

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         Reinsurance -- (continued)
      500,000(j)(k)      Silverton Re, Ltd. (Aon Benfield Securities, Inc.),
                         Variable Rate Notes, 9/17/18 (144A)                         $       514,100
      500,000(j)(k)      St. Andrews Segregated Account (Kane SAC, Ltd.),
                         Variable Rate Notes, 1/22/16                                         21,350
      500,000(j)(k)      St. Andrews Segregated Account (Kane SAC, Ltd.),
                         Variable Rate Notes, 2/1/18                                         511,650
    1,250,000(j)(k)      Versutus, Ltd. (MMC Securities), Series 2015-A,
                         Variable Rate Notes, 12/31/17                                        18,250
    1,250,000(j)(k)      Versutus, Ltd. (MMC Securities), Series 2016-A,
                         Variable Rate Notes, 11/30/20                                     1,277,125
                                                                                     ---------------
                                                                                     $    17,821,150
                                                                                     ---------------
                         Total Insurance                                             $    34,028,136
----------------------------------------------------------------------------------------------------
                         MATERIALS -- 15.7%
                         Aluminum -- 0.4%
    1,120,000(f)         Novelis, Inc., 8.375%, 12/15/17                             $     1,139,040
----------------------------------------------------------------------------------------------------
                         Commodity Chemicals -- 2.5%
    3,250,000(f)         Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                $     4,212,634
    3,625,000(f)         Rain CII Carbon LLC / CII Carbon Corp., 8.25%,
                         1/15/21 (144A)                                                    2,573,750
                                                                                     ---------------
                                                                                     $     6,786,384
----------------------------------------------------------------------------------------------------
                         Construction Materials -- 0.1%
      595,000(f)         Unifrax I LLC / Unifrax Holding Co., 7.5%,
                         2/15/19 (144A)                                              $       367,412
----------------------------------------------------------------------------------------------------
                         Diversified Chemicals -- 0.8%
      210,000(f)         Blue Cube Spinco, Inc., 9.75%, 10/15/23 (144A)              $       239,925
      210,000(f)         Blue Cube Spinco, Inc., 10.0%, 10/15/25 (144A)                      239,925
    2,010,000(f)         Evolution Escrow Issuer LLC, 7.5%, 3/15/22 (144A)                 1,507,500
      305,000(f)         Platform Specialty Products Corp., 10.375%,
                         5/1/21 (144A)                                                       295,088
                                                                                     ---------------
                                                                                     $     2,282,438
----------------------------------------------------------------------------------------------------
                         Diversified Metals & Mining -- 1.8%
      725,000(f)         FMG Resources August 2006 Pty, Ltd., 9.75%,
                         3/1/22 (144A)                                               $       723,187
    2,000,000(f)         Global Brass & Copper, Inc., 9.5%, 6/1/19                         2,115,000
    1,830,954            Mirabela Nickel, Ltd., 9.5%, 6/24/19                                677,453
    1,410,000            Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)              1,226,700
                                                                                     ---------------
                                                                                     $     4,742,340
----------------------------------------------------------------------------------------------------
                         Forest Products -- 0.6%
    4,000,000(f)         Millar Western Forest Products, Ltd., 8.5%, 4/1/21          $     1,680,000
----------------------------------------------------------------------------------------------------
                         Gold -- 0.9%
    3,255,000(f)         IAMGOLD Corp., 6.75%, 10/1/20 (144A)                        $     2,473,800
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Annual Report | 3/31/16

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         Metal & Glass Containers -- 1.7%
    1,703,723(f)(h)      Ardagh Finance Holdings SA, 8.625%(8.625% PIK
                         0.0% cash), 6/15/19 (144A)                                  $     1,644,093
      500,000(f)         Beverage Packaging Holdings Luxembourg II SA /
                         Beverage Packaging Holdings II Is, 6.0%,
                         6/15/17 (144A)                                                      495,937
    2,220,000(f)         Coveris Holdings Corp., 10.0%, 6/1/18 (144A)                      2,120,100
      445,000(f)         Coveris Holdings SA, 7.875%, 11/1/19 (144A)                         398,275
                                                                                     ---------------
                                                                                     $     4,658,405
----------------------------------------------------------------------------------------------------
                         Paper Packaging -- 1.6%
      485,000(f)         AEP Industries, Inc., 8.25%, 4/15/19                        $       492,275
EUR 3,105,000            SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)                 3,773,971
                                                                                     ---------------
                                                                                     $     4,266,246
----------------------------------------------------------------------------------------------------
                         Paper Products -- 1.1%
    1,590,000(f)         Appvion, Inc., 9.0%, 6/1/20 (144A)                          $       612,150
    2,250,000            Mercer International, Inc., 7.0%, 12/1/19                         2,261,250
                                                                                     ---------------
                                                                                     $     2,873,400
----------------------------------------------------------------------------------------------------
                         Specialty Chemicals -- 1.5%
      945,000(f)         A Schulman, Inc., 6.875%, 6/1/23 (144A)                     $       930,825
      500,000            GCP Applied Technologies, Inc., 9.5%, 2/1/23 (144A)                 542,500
      400,000(f)         Hexion US Finance Corp., 6.625%, 4/15/20                            332,000
    3,330,000(f)         Hexion US Finance Corp., 9.0%, 11/15/20                           1,340,325
      850,000            Rentech Nitrogen Partners LP / Rentech Nitrogen
                         Finance Corp., 6.5%, 4/15/21 (144A)                                 837,250
                                                                                     ---------------
                                                                                     $     3,982,900
----------------------------------------------------------------------------------------------------
                         Steel -- 2.7%
    1,125,000(f)         Cliffs Natural Resources, Inc., 8.25%,
                         3/31/20 (144A)                                              $       950,625
      815,000(f)         JMC Steel Group, Inc., 8.25%, 3/15/18 (144A)                        725,350
    2,483,000            Optima Specialty Steel, Inc., 12.5%,
                         12/15/16 (144A)                                                   2,036,060
    3,750,000(f)         Ryerson, Inc., 9.0%, 10/15/17                                     3,225,000
      720,000            SunCoke Energy Partners LP / SunCoke Energy Partners
                         Finance Corp., 7.375%, 2/1/20 (144A)                                500,400
                                                                                     ---------------
                                                                                     $     7,437,435
                                                                                     ---------------
                         Total Materials                                             $    42,689,800
----------------------------------------------------------------------------------------------------
                         MEDIA -- 3.3%
                         Broadcasting -- 0.1%
    1,000,000(f)         Intelsat Luxembourg SA, 7.75%, 6/1/21                       $       297,500
----------------------------------------------------------------------------------------------------
                         Movies & Entertainment -- 2.0%
    1,400,000(f)         Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                  $       812,000
    1,115,000            Regal Entertainment Group, 5.75%, 2/1/25                          1,120,575

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 25

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         Movies & Entertainment -- (continued)
    1,890,000(d)(f)      SFX Entertainment, Inc., 9.625%, 2/1/19 (144A)              $        37,800
    3,575,000(f)         WMG Acquisition Corp., 6.75%, 4/15/22 (144A)                      3,539,250
                                                                                     ---------------
                                                                                     $     5,509,625
----------------------------------------------------------------------------------------------------
                         Publishing -- 1.2%
    2,950,000(f)         Trader Corp., 9.875%, 8/15/18 (144A)                        $     3,060,625
                                                                                     ---------------
                         Total Media                                                 $     8,867,750
----------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY &
                         LIFE SCIENCES -- 3.0%
                         Biotechnology -- 0.5%
    1,400,000(f)         ConvaTec Healthcare E SA, 10.5%, 12/15/18 (144A)            $     1,442,000
----------------------------------------------------------------------------------------------------
                         Pharmaceuticals -- 2.5%
    1,508,000(f)         DPx Holdings BV (FKA JLL / Delta Dutch Newco BV),
                         7.5%, 2/1/22 (144A)                                         $     1,500,460
    1,490,000(f)         Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc.,
                         6.0%, 7/15/23 (144A)                                              1,402,463
      780,000(f)         Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc.,
                         6.0%, 2/1/25 (144A)                                                 731,250
EUR   575,000            VRX Escrow Corp., 4.5%, 5/15/23                                     481,370
    3,210,000(f)         VRX Escrow Corp., 5.875%, 5/15/23 (144A)                          2,515,837
                                                                                     ---------------
                                                                                     $     6,631,380
                                                                                     ---------------
                         Total Pharmaceuticals, Biotechnology &
                         Life Sciences                                               $     8,073,380
----------------------------------------------------------------------------------------------------
                         REAL ESTATE -- 1.3%
                         Diversified Real Estate Activities -- 0.1%
      330,000            Alam Synergy Pte, Ltd., 9.0%, 1/29/19 (144A)                $       323,400
----------------------------------------------------------------------------------------------------
                         Specialized REIT -- 1.2%
    3,480,000(f)         Communications Sales & Leasing, Inc. / CSL
                         Capital LLC, 8.25%, 10/15/23                                $     3,219,000
                                                                                     ---------------
                         Total Real Estate                                           $     3,542,400
----------------------------------------------------------------------------------------------------
                         RETAILING -- 4.2%
                         Automotive Retail -- 1.5%
    1,385,000(f)         Asbury Automotive Group, Inc., 6.0%, 12/15/24               $     1,398,850
    3,260,000(f)         DriveTime Automotive Group, Inc. / DT Acceptance
                         Corp., 8.0%, 6/1/21 (144A)                                        2,819,900
                                                                                     ---------------
                                                                                     $     4,218,750
----------------------------------------------------------------------------------------------------
                         Computer & Electronics Retail -- 1.1%
    3,305,000(f)         Rent-A-Center, Inc., 6.625%, 11/15/20                       $     2,858,825
----------------------------------------------------------------------------------------------------
                         Department Stores -- 0.7%
      935,000(f)         Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)              $       993,905
      900,000(f)         Neiman Marcus Group, Ltd., LLC, 8.0%,
                         10/15/21 (144A)                                                     774,000
                                                                                     ---------------
                                                                                     $     1,767,905
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Annual Report | 3/31/16

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         Speciality Stores -- 0.9%
    2,135,000            Outerwall, Inc., 5.875%, 6/15/21                            $     1,579,900
      200,000            Outerwall, Inc., 6.0%, 3/15/19                                      170,000
      685,000            Radio Systems Corp., 8.375%, 11/1/19 (144A)                         712,400
                                                                                     ---------------
                                                                                     $     2,462,300
                                                                                     ---------------
                         Total Retailing                                             $    11,307,780
----------------------------------------------------------------------------------------------------
                         SEMICONDUCTORS & SEMICONDUCTOR
                         EQUIPMENT -- 1.1%
                         Semiconductors -- 1.1%
      995,000(f)         Advanced Micro Devices, Inc., 7.0%, 7/1/24                  $       651,725
    3,250,000(f)         Advanced Micro Devices, Inc., 7.5%, 8/15/22                       2,226,250
                                                                                     ---------------
                         Total Semiconductors & Semiconductor Equipment              $     2,877,975
----------------------------------------------------------------------------------------------------
                         SOFTWARE & SERVICES -- 0.8%
                         Data Processing & Outsourced Services -- 0.3%
      805,000(f)         First Data Corp., 7.0%, 12/1/23 (144A)                      $       813,050
----------------------------------------------------------------------------------------------------
                         Internet Software & Services -- 0.5%
    1,500,000            Cimpress NV, 7.0%, 4/1/22 (144A)                            $     1,485,000
                                                                                     ---------------
                         Total Software & Services                                   $     2,298,050
----------------------------------------------------------------------------------------------------
                         TECHNOLOGY HARDWARE & EQUIPMENT -- 1.4%
                         Communications Equipment -- 1.1%
    2,400,000(f)(h)      CommScope Holding Co., Inc., 6.625% (7.375% PIK
                         6.625% cash), 6/1/20 (144A)                                 $     2,460,000
      645,000(f)         CommScope Technologies Finance LLC, 6.0%,
                         6/15/25 (144A)                                                      651,047
                                                                                     ---------------
                                                                                     $     3,111,047
----------------------------------------------------------------------------------------------------
                         Electronic Equipment & Instruments -- 0.3%
      745,000(f)         Zebra Technologies Corp., 7.25%, 10/15/22                   $       808,325
                                                                                     ---------------
                         Total Technology Hardware & Equipment                       $     3,919,372
----------------------------------------------------------------------------------------------------
                         TELECOMMUNICATION SERVICES -- 7.7%
                         Integrated Telecommunication Services -- 5.6%
    3,500,000(f)         CenturyLink, Inc., 5.625%, 4/1/25                           $     3,132,500
    2,890,000            Frontier Communications Corp., 7.125%, 1/15/23                    2,557,650
    1,400,000(f)         Frontier Communications Corp., 7.625%, 4/15/24                    1,242,500
    1,330,000(f)         Frontier Communications Corp., 11.0%,
                         9/15/25 (144A)                                                    1,336,650
    1,975,000(f)         GCI, Inc., 6.75%, 6/1/21                                          2,014,500
    1,725,000(f)         GCI, Inc., 6.875%, 4/15/25                                        1,759,500
    4,200,000(f)         Windstream Corp., 7.5%, 6/1/22                                    3,223,500
                                                                                     ---------------
                                                                                     $    15,266,800
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 27

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         Wireless Telecommunication Services -- 2.1%
    1,085,000(f)         Altice Financing SA, 6.625%, 2/15/23 (144A)                 $     1,087,713
      300,000(f)         Altice Finco SA, 8.125%, 1/15/24 (144A)                             297,000
    3,080,000(f)         Sprint Corp., 7.125%, 6/15/24                                     2,286,900
    2,150,000(f)         Sprint Corp., 7.25%, 9/15/21                                      1,642,062
      400,000            Unison Ground Lease Funding LLC, 5.78%,
                         3/15/20 (144A)                                                      388,644
                                                                                     ---------------
                                                                                     $     5,702,319
                                                                                     ---------------
                         Total Telecommunication Services                            $    20,969,119
----------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 4.2%
                         Air Freight & Logistics -- 0.4%
    1,005,000(f)         XPO Logistics, Inc., 7.875%, 9/1/19 (144A)                  $     1,040,175
----------------------------------------------------------------------------------------------------
                         Airlines -- 1.2%
    1,295,000            Gol LuxCo SA, 8.875%, 1/24/22 (144A)                        $       440,300
      360,000            Intrepid Aviation Group Holdings LLC / Intrepid
                         Finance Co., 6.875%, 2/15/19 (144A)                                 294,300
    2,050,000            Intrepid Aviation Group Holdings LLC / Intrepid
                         Finance Co., 8.25%, 7/15/17 (144A)                                1,906,500
      600,000(f)         United Continental Holdings, Inc., 6.375%, 6/1/18                   630,000
                                                                                     ---------------
                                                                                     $     3,271,100
----------------------------------------------------------------------------------------------------
                         Marine -- 0.2%
    1,025,000            Navios South American Logistics, Inc. / Navios Logistics
                         Finance US, Inc., 7.25%, 5/1/22 (144A)                      $       661,125
----------------------------------------------------------------------------------------------------
                         Railroads -- 0.7%
      928,404(h)         AAF Holdings LLC / AAF Finance Co., 12.0% (12.75%
                         PIK 12.0% cash), 7/1/19 (144A)                              $       807,711
    1,520,000            Florida East Coast Holdings Corp., 9.75%,
                         5/1/20 (144A)                                                     1,094,400
                                                                                     ---------------
                                                                                     $     1,902,111
----------------------------------------------------------------------------------------------------
                         Trucking -- 1.7%
    4,175,000(f)         Jack Cooper Holdings Corp., 9.25%, 6/1/20 (144A)            $     2,943,375
    2,000,000(f)         Syncreon Group BV / Syncreon Global Finance US, Inc.,
                         8.625%, 11/1/21 (144A)                                            1,585,000
                                                                                     ---------------
                                                                                     $     4,528,375
                                                                                     ---------------
                         Total Transportation                                        $    11,402,886
----------------------------------------------------------------------------------------------------
                         UTILITIES -- 4.8%
                         Electric Utilities -- 1.3%
    1,340,000            ContourGlobal Power Holdings SA, 7.125%,
                         6/1/19 (144A)                                               $     1,301,475
    1,010,000(a)(f)      Enel SpA, 8.75%, 9/24/73 (144A)                                   1,123,625
    1,540,000            PPL Energy Supply LLC, 6.5%, 6/1/25                               1,278,200
                                                                                     ---------------
                                                                                     $     3,703,300
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Annual Report | 3/31/16

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         Gas Utilities -- 0.1%
      250,000            DCP Midstream Operating LP, 5.6%, 4/1/44                    $       183,989
----------------------------------------------------------------------------------------------------
                         Independent Power Producers &
                         Energy Traders -- 2.7%
    3,200,000(f)         NRG Energy, Inc., 6.25%, 5/1/24                             $     2,936,000
    2,430,000(f)         TerraForm Global Operating LLC, 9.75%,
                         8/15/22 (144A)                                                    1,822,500
      660,000(f)         TerraForm Power Operating LLC, 5.875%,
                         2/1/23 (144A)                                                       534,600
    2,620,000(f)         TerraForm Power Operating LLC, 6.125%,
                         6/15/25 (144A)                                                    2,043,600
                                                                                     ---------------
                                                                                     $     7,336,700
----------------------------------------------------------------------------------------------------
                         Multi-Utilities -- 0.7%
    1,919,824            Ormat Funding Corp., 8.25%, 12/30/20                        $     1,900,625
                                                                                     ---------------
                         Total Utilities                                             $    13,124,614
----------------------------------------------------------------------------------------------------
                         TOTAL CORPORATE BONDS & NOTES
                         (Cost $366,454,844)                                         $   326,484,765
----------------------------------------------------------------------------------------------------
                         CONVERTIBLE BONDS & NOTES --
                         4.3% of Net Assets
                         CAPITAL GOODS -- 1.1%
                         Construction Machinery & Heavy Trucks -- 1.1%
    2,625,000(f)         Meritor, Inc., 7.875%, 3/1/26                               $     3,043,359
                                                                                     ---------------
                         Total Capital Goods                                         $     3,043,359
----------------------------------------------------------------------------------------------------
                         ENERGY -- 0.0%+
                         Coal & Consumable Fuels -- 0.0%+
    1,905,000(d)         Massey Energy Co., 3.25%, 8/1/16                            $        11,906
                                                                                     ---------------
                         Total Energy                                                $        11,906
----------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 1.6%
                         Health Care Equipment -- 1.6%
    2,837,000(f)(i)      Hologic, Inc., 2.0%, 12/15/37                               $     4,269,685
                                                                                     ---------------
                         Total Health Care Equipment & Services                      $     4,269,685
----------------------------------------------------------------------------------------------------
                         MATERIALS -- 1.2%
                         Diversified Chemicals -- 1.2%
    4,000,000(l)         Hercules, Inc., 6.5%, 6/30/29                               $     3,300,000
                                                                                     ---------------
                         Total Materials                                             $     3,300,000
----------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY &
                         LIFE SCIENCES -- 0.4%
                         Biotechnology -- 0.4%
    1,400,000            Corsicanto, Ltd., 3.5%, 1/15/32                             $     1,115,625
                                                                                     ---------------
                         Total Pharmaceuticals, Biotechnology &
                         Life Sciences                                               $     1,115,625
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 29

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)                                                                             Value
----------------------------------------------------------------------------------------------------
                         SEMICONDUCTORS & SEMICONDUCTOR
                         EQUIPMENT -- 0.0%+
                         Semiconductors -- 0.0%+
      170,984(d)(h)      LDK Solar Co., Ltd., 5.535% (5.535% PIK 0.000%
                         cash), 12/31/18                                             $        25,648
       42,000(d)(e)      Suntech Power Holdings Co., Ltd., 3.0%, 3/15/13                          21
                                                                                     ---------------
                         Total Semiconductors & Semiconductor Equipment              $        25,669
----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE BONDS & NOTES
                         (Cost $10,987,676)                                          $    11,766,244
----------------------------------------------------------------------------------------------------
                         SOVEREIGN DEBT OBLIGATION -- 0.6% of
                         Net Assets
                         Russia -- 0.6%
    1,310,800(i)         Russian Government International Bond, 7.5%,
                         3/31/30                                                     $     1,599,928
----------------------------------------------------------------------------------------------------
                         TOTAL SOVEREIGN DEBT OBLIGATION
                         (Cost $956,086)                                             $     1,599,928
----------------------------------------------------------------------------------------------------
                         MUNICIPAL COLLATERALIZED DEBT
                         OBLIGATION -- 0.1% of Net Assets
    3,300,000(a)         Non-Profit Preferred Funding Trust I, Series E, 0.0%,
                         9/15/37 (144A)                                              $       180,246
----------------------------------------------------------------------------------------------------
                         TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                         (Cost $3,293,922)                                           $       180,246
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 Shares
----------------------------------------------------------------------------------------------------
                         COMMON STOCKS -- 0.9% of Net Assets
                         CAPITAL GOODS -- 0.3%
                         Building Products -- 0.3%
          894(c)(e)      Panolam Holdings Co.                                        $       770,628
----------------------------------------------------------------------------------------------------
                         Industrial Machinery -- 0.0%+
       33,171(c)(e)      Liberty Tire Recycling LLC                                  $           332
                                                                                     ---------------
                         Total Capital Goods                                         $       770,960
----------------------------------------------------------------------------------------------------
                         ENERGY -- 0.0%+
                         Oil & Gas Exploration & Production -- 0.0%+
       55,000(e)         PetroQuest Energy, Inc.                                     $        33,325
                                                                                     ---------------
                         Total Energy                                                $        33,325
----------------------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                         Health Care Technology -- 0.0%+
       13,549(c)(e)      Medical Card Systems, Inc.                                  $           135
                                                                                     ---------------
                         Total Health Care Equipment & Services                      $           135
----------------------------------------------------------------------------------------------------
                         INSURANCE -- 0.0%+
                         Insurance Brokers -- 0.0%+
GBP     1,625(c)(e)      Towergate Finance Plc                                       $            23
                                                                                     ---------------
                         Total Insurance                                             $            23
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Annual Report | 3/31/16

----------------------------------------------------------------------------------------------------
 Shares                                                                              Value
----------------------------------------------------------------------------------------------------
                         RETAILING -- 0.1%
                         Computer & Electronics Retail -- 0.1%
       68,241(c)(e)      Targus Cayman SubCo., Ltd.                                  $       238,843
                                                                                     ---------------
                         Total Retailing                                             $       238,843
----------------------------------------------------------------------------------------------------
                         SEMICONDUCTORS & SEMICONDUCTOR
                         EQUIPMENT -- 0.0%+
                         Semiconductors -- 0.0%+
       11,342(e)         LDK Solar Co., Ltd. (A.D.R.)                                $           442
                                                                                     ---------------
                         Total Semiconductors & Semiconductor Equipment              $           442
----------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 0.5%
                         Air Freight & Logistics -- 0.5%
        3,266(e)         CEVA Holdings LLC                                           $     1,306,296
                                                                                     ---------------
                         Total Transportation                                        $     1,306,296
----------------------------------------------------------------------------------------------------
                         TOTAL COMMON STOCKS
                         (Cost $3,870,246)                                           $     2,350,024
----------------------------------------------------------------------------------------------------
                         CONVERTIBLE PREFERRED STOCKS -- 1.1% of
                         Net Assets
                         DIVERSIFIED FINANCIALS -- 0.8%
                         Other Diversified Financial Services -- 0.8%
        1,880(g)         Bank of America Corp., 7.25%                                $     2,139,440
                                                                                     ---------------
                         Total Diversified Financials                                $     2,139,440
----------------------------------------------------------------------------------------------------
                         ENERGY -- 0.0%+
                         Oil & Gas Exploration & Production -- 0.0%+
        1,100(g)         Halcon Resources Corp., 5.75%                               $        34,650
                                                                                     ---------------
                         Total Energy                                                $        34,650
----------------------------------------------------------------------------------------------------
                         PHARMACEUTICALS, BIOTECHNOLOGY &
                         LIFE SCIENCES -- 0.3%
                         Pharmaceuticals -- 0.3%
        1,000            Teva Pharmaceutical Industries, Ltd., 7.0%, 12/15/18        $       883,940
                                                                                     ---------------
                         Total Pharmaceuticals, Biotechnology &
                         Life Sciences                                               $       883,940
----------------------------------------------------------------------------------------------------
                         TOTAL CONVERTIBLE PREFERRED STOCKS
                         (Cost $3,164,242)                                           $     3,058,030
----------------------------------------------------------------------------------------------------
                         PREFERRED STOCKS -- 3.1% of Net Assets
                         BANKS -- 1.2%
                         Diversified Banks -- 1.2%
        3,000(a)(g)      AgStar Financial Services ACA, 6.75% (144A)                 $     3,331,688
                                                                                     ---------------
                         Total Banks                                                 $     3,331,688
----------------------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIALS -- 1.2%
                         Other Diversified Financial Services -- 1.2%
      132,750(a)         GMAC Capital Trust I, 6.402%, 2/15/40                       $     3,253,702
                                                                                     ---------------
                         Total Diversified Financials                                $     3,253,702
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 31

----------------------------------------------------------------------------------------------------
 Shares                                                                              Value
----------------------------------------------------------------------------------------------------
                         INSURANCE -- 0.7%
                         Insurance Brokers -- 0.7%
GBP 1,548,867(c)(e)      Towergate Finance Plc, Class B                              $     1,848,249
----------------------------------------------------------------------------------------------------
                         Reinsurance -- 0.0%+
        8,500(e)(j)      Lorenz Re, Ltd. (Aon Benefield Securities, Inc.),
                         Variable Rate Notes                                         $        21,250
                                                                                     ---------------
                         Total Insurance                                             $     1,869,499
----------------------------------------------------------------------------------------------------
                         TOTAL PREFERRED STOCKS
                         (Cost $8,622,492)                                           $     8,454,889
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
 Principal
 Amount
 USD ($)
----------------------------------------------------------------------------------------------------
                         TEMPORARY CASH INVESTMENTS -- 2.0% of
                         Net Assets
                         COMMERCIAL PAPER -- 0.5%
    1,000,000            BNP Paribas SA, 0.24%, 4/1/16                               $       999,991
      480,000            Prudential Funding LLC, 0.28%, 4/1/16                               479,996
                                                                                     ---------------
                                                                                     $     1,479,987
----------------------------------------------------------------------------------------------------
                         REPURCHASE AGREEMENT -- 1.5%
    4,000,000            $4,000,000 ScotiaBank, 0.32%, dated 3/31/16,
                         plus accrued interest on 4/1/16 collateralized
                         by the following:
                         $2,285,064 Federal National Mortgage Association,
                         3.5%-4.0%, 12/1/40-3/1/46, $784,622 Federal
                         National Mortgage Association (ARM), 2.794%,
                         4/1/42, $1,010,350 Freddie Mac Giant, 3%, 2/1/27.           $     4,000,000
----------------------------------------------------------------------------------------------------
                         TOTAL TEMPORARY CASH INVESTMENTS
                         (Cost $5,480,000)                                           $     5,479,987
----------------------------------------------------------------------------------------------------
                         TOTAL INVESTMENTS IN SECURITIES -- 140.8%
                         (Cost -- $429,035,668) (m)(n)                               $   382,716,483
----------------------------------------------------------------------------------------------------
                         OTHER ASSETS AND LIABILITIES -- (40.8)%                     $  (110,816,648)
----------------------------------------------------------------------------------------------------
                         NET ASSETS APPLICABLE TO COMMON
                         SHAREOWNERS -- 100.0%                                       $   271,899,835
====================================================================================================

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2016, the value of these securities amounted to $176,400,861, or 64.9% of total net assets applicable to common shareowners.

(Cat Bond)  Catastrophe or Event-linked bond. At March 31, 2016, the value of these securities amounted to $6,102,710, or 2.2% of total net assets applicable to common shareowners. See Notes to Financial Statements -- Note F.

+           Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Annual Report | 3/31/16

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (j) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
            (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2016.

(a) The interest rate is subject to change periodically. The interest rate shown is the rate at March 31, 2016.

(b) Floating rate note. The rate shown is the coupon rate at March 31, 2016.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services).

(d)         Security is in default.

(e)         Non-income producing.

(f) Denotes securities pledged and segregated as collateral for the margin-loan financing agreement.

(g)         Security is perpetual in nature and has no stated maturity date.

(h) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(i) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2016.

(j) Structured reinsurance investment. At March 31, 2016, the value of these securities amounted to $11,739,690 or 4.3% of total net assets applicable to common shareowners.

(k)         Rate to be determined.

(l)         Security is priced as a unit.

(m) At March 31, 2016, the net unrealized depreciation on investments based on cost for federal tax purposes of $430,537,489 was as follows:

              Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                           $    16,608,030
              Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                               (64,429,036)
                                                                                     ---------------
              Net unrealized depreciation                                            $   (47,821,006)
                                                                                     ===============

For financial reporting purposes net unrealized depreciation on investments was $46,319,185 and cost of investments aggregated $429,035,668.

(n) Distributions of Investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:

            United States                                                                      76.8%
            Canada                                                                              4.5
            Luxembourg                                                                          4.4
            Bermuda                                                                             3.4
            Netherlands                                                                         3.2
            Other (individually less than 1%)                                                   7.7
                                                                                              -----
                                                                                              100.0%
                                                                                              =====

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 33

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2016 were as follows:

--------------------------------------------------------------------------------------------------------
                                                                         Purchases         Sales
--------------------------------------------------------------------------------------------------------
Long-Term U.S. Government                                                $          -      $  5,560,254
Other Long-Term Securities                                               $104,035,815      $125,945,543

Glossary of Terms:

(A.D.R.)    American Depositary Receipt

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR -       Euro

GBP -       Great British Pound

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

--------------------------------------------------------------------------------------------------------
                                  Obligation                                                Net
Notional                          Entity/               Credit     Expiration   Premiums    Unrealized
Principal ($)(1)   Counterparty   Index        Coupon   Rating(2)  Date         (Received)  Appreciation
--------------------------------------------------------------------------------------------------------
 2,000,000         JPMorgan       Goodyear     5.00%    BB         12/20/17     $(65,000)   $229,182
                   Chase          Tire &
                   Bank NA        Rubber Co.
========================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS

--------------------------------------------------------------------------------------------------------
                                                        Annual                              Net
Notional                       Pay/        Floating     Fixed     Expiration    Premiums    Unrealized
Principal ($)    Exchange      Receive     Rate         Rate      Date          Paid        Depreciation
--------------------------------------------------------------------------------------------------------
22,500,000       Chicago       Receive     LIBOR USD    1.593%    11/9/20       $101        $(580,501)
                 Mercantile                3 Month
                 Exchange
========================================================================================================

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Annual Report | 3/31/16

The following is a summary of the inputs used as of March 31, 2016, in valuing the Trust's investments.

-----------------------------------------------------------------------------------------------
                                      Level 1        Level 2      Level 3         Total
-----------------------------------------------------------------------------------------------
Asset Backed Securities               $          --  $ 1,117,977  $           --  $  1,117,977
Collateralized Mortgage
    Obligations                                  --    6,291,139              --     6,291,139
Senior Secured Floating
    Rate Loan Interests
    Health Care Equipment
       & Services
       Health Care
           Technology                            --           --         853,713       853,713
    Retailing
       Computer & Electronics
           Retail                                --           --         272,963       272,963
All Other Senior Secured
    Floating Rate
    Loan Interests                               --   14,806,578              --    14,806,578
Corporate Bonds & Notes
    Capital Goods
       Industrial Machinery                      --    6,781,050         544,547     7,325,597
    Insurance
       Property & Casualty
           Insurance                             --    6,933,932       2,096,179     9,030,111
       Reinsurance                               --    5,502,710      12,318,440    17,821,150
All Other Corporate
    Bonds & Notes                                --  292,307,907              --   292,307,907
Convertible Bonds & Notes                        --   11,766,244              --    11,766,244
Sovereign Debt Obligation                        --    1,599,928              --     1,599,928
Municipal Collateralized
    Debt Obligation                              --      180,246              --       180,246
Common Stocks
    Capital Goods
       Building Products                         --           --         770,628       770,628
       Industrial Machinery                      --           --             332           332
    Health Care Equipment &
           Services
       Health Care Technology                    --           --             135           135
    Insurance
       Insurance Brokers                         --           --              23            23
    Retailing
       Computer & Electronics Retail             --           --         238,843       238,843
    Transportation
       Air Freight & Logistics                   --    1,306,296              --     1,306,296
All Other Common Stocks                      33,767           --              --        33,767
Convertible Preferred Stocks
    Energy
       Oil & Gas Exploration
           & Production                          --       34,650              --        34,650
All Other Convertible
    Preferred Stocks                      3,023,380           --              --     3,023,380
Preferred Stocks
    Banks
       Diversified Banks                         --    3,331,688              --     3,331,688

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 35

-----------------------------------------------------------------------------------------------
                             Level 1         Level 2            Level 3          Total
-----------------------------------------------------------------------------------------------
    Insurance
       Insurance Brokers     $           --  $             --   $     1,848,249  $   1,848,249
       Reinsurance                       --                --            21,250         21,250
All Other Preferred Stock         3,253,702                --                --      3,253,702
Commercial Papers                        --         1,479,987                --      1,479,987
Repurchase Agreement                     --         4,000,000                --      4,000,000
-----------------------------------------------------------------------------------------------
Total Investments in
    Securities               $    6,310,849  $    357,440,332   $    18,965,302  $ 382,716,483
===============================================================================================
Other Financial Instruments
Unrealized appreciation
    on credit default
    swap contracts           $           --  $        229,182   $            --  $     229,182
Unrealized appreciation
    on forward foreign
    currency contracts                   --           123,993                --        123,993
Unrealized depreciation
    on interest rate
    swap contracts                       --          (580,501)               --       (580,501)
Unrealized depreciation
    on forward foreign
    currency contracts                   --          (306,973)               --       (306,973)
-----------------------------------------------------------------------------------------------
Total Other Financial
    Instruments              $           --  $       (534,299)  $            --  $    (534,299)
===============================================================================================

The following is a summary of the fair valuation of certain of the Trust's assets and liabilities as of March 31, 2016:

-----------------------------------------------------------------------------------------------
                             Level 1         Level 2            Level 3          Total
-----------------------------------------------------------------------------------------------
Assets:
Foreign currencies, at value $           --  $      1,842,651   $            --  $   1,842,651
Restricted cash                          --           129,424                --        129,424
Liabilities:
Margin loan financing                    --      (125,000,000)               --   (125,000,000)
Variation margin for
   centrally cleared
   swap contracts                        --           (36,691)               --        (36,691)
-----------------------------------------------------------------------------------------------
Total                        $           --  $   (123,064,616)  $            --  $(123,064,616)
===============================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Annual Report | 3/31/16

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                              Change in                                            Transfers    Transfers
                     Balance       Realized   unrealized                                Accrued    in and out   in and    Balance
                     as of         gain       appreciation                              discounts/ of Level 3   out of    as of
                     3/31/15       (loss)(1)  (depreciation)(2) Purchases  Sales        premiums   categories   Level 3*  3/31/16
------------------------------------------------------------------------------------------------------------------------------------
Senior Secured
 Floating Rate
 Loan Interests
Health Care
 Equipment &
 Services
 Health Care
  Technology         $        --   $      --  $    (298,451)    $1,139,460 $        --  $ 12,704   $       --   $      -- $  853,713
Retailing
 Computer &
  Electronics Retail          --          --             --        272,963          --        --           --          --    272,963
Corporate Bonds
 & Notes
Capital Goods
 Industrial
  Machinery              772,590      15,368       (139,620)        70,874    (184,000)    9,335           --          --    544,547
Diversified
 Financials
 Other Diversified
  Financial
   Services            2,204,347          --             --             --          --        --   (2,204,347)         --         --
Insurance
 Property
  & Casualty
   Insurance                  --          --       (108,168)            --          --        --    2,204,347          --  2,096,179
   Reinsurance        14,993,846     (88,064)        (6,388)    11,800,776 (15,608,660)  111,025    1,115,905          -- 12,318,440
Convertible Bonds
 & Notes
Semiconductors &
 Semiconductor
 Equipment
 Semiconductors               --**        --             --             --          --        --           --**        --         --
Common Stocks
Capital Goods
 Building Products       657,984          --        112,644             --          --        --           --          --    770,628
 Industrial
   Machinery                 332          --             --             --          --        --           --          --        332
Insurance
 Insurance Brokers            --          --           (363)           386          --        --           --          --         23
Health Care
 Equipment
 & Services
  Health Care
   Technology                 --          --             --            135          --        --           --          --        135

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 37

------------------------------------------------------------------------------------------------------------------------------------
                                          Change in                                               Transfers   Transfers
                   Balance     Realized   unrealized                                   Accrued    in and out  in and     Balance
                   as of       gain       appreciation                                 discounts/ of Level 3  out of     as of
                   3/31/15     (loss)(1)  (depreciation)(2) Purchases    Sales         premiums   categories  Level 3*   3/31/16
------------------------------------------------------------------------------------------------------------------------------------
Retailing
 Computer &
  Electronics
  Retail           $        -- $      --  $          --     $   238,843  $         --  $      --  $       --  $      --  $   238,843
Preferred Stocks
Insurance
 Insurance Brokers          --        --       (451,818)      2,300,067            --         --          --         --    1,848,249
 Reinsurance         2,185,205        --       (198,050)             --      (850,000)        --  (1,115,905)        --       21,250
------------------------------------------------------------------------------------------------------------------------------------
Total              $20,814,304 $(72,696)  $  (1,090,214)    $15,823,504  $(16,642,660) $ 133,064  $       --  $      --  $18,965,302
====================================================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended March 31, 2016, there were no transfers between Levels 1 and 2. Securities with an aggregate market value of $0 transferred from Level 3 to Level 2 as there were observable inputs available to determine their value.

**   Includes securities that are fair valued at $0.

Net change in unrealized depreciation of Level 3 investments still held and considered Level 3 at March 31, 2016: $(772,877).

The following table presents additional information about valuation techniques and inputs used for investments categorized as Level 3 at March 31, 2016. These amounts exclude valuations provided by a broker.

--------------------------------------------------------------------------------------
                     Fair Value       Valuation          Unobservable        Value/
Asset Type           3/31/16          Technique (s)      Input               Range
--------------------------------------------------------------------------------------
Term Loans           $1,126,676       Market             EBITDA
                                      Comparables        Multiples(1)        4X - 5X
--------------------------------------------------------------------------------------
Corporate Bonds      $2,640,726       Market             EBITDA
                                      Comparables        Multiples(1)        5.5X - 6X
                                                         Yield Premium(2)    1.05%
--------------------------------------------------------------------------------------
Common Stocks        $1,009,962       Market             EBITDA
                                      Comparables        Multiples(1)        4X - 6X
--------------------------------------------------------------------------------------
Preferred Stocks     $1,848,249       Market             EBITDA
                                      Comparables        Multiples(1)        5.5X - 6X
--------------------------------------------------------------------------------------

(1) An increase in this unobservable input would result in a higher fair value measurement, while a decrease would result in a lower fair value measurement.

(2) An increase in this unobservable input would result in a lower fair value measurement, while a decrease would result in a higher fair value measurement.

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Annual Report | 3/31/16

Statement of Assets and Liabilities | 3/31/16

ASSETS:
  Investments in securities, at value (cost $429,035,668)                $382,716,483
  Cash                                                                        287,151
  Foreign currencies, at value (cost $1,790,302)                            1,842,651
  Restricted cash*                                                            129,424
  Receivables --
     Investment securities sold                                             3,879,275
     Interest                                                               9,975,693
     Dividends                                                                 34,075
  Unrealized appreciation on swap contracts                                   229,182
  Unrealized appreciation on forward foreign currency contracts               123,993
  Reinvestment of distributions                                               228,845
--------------------------------------------------------------------------------------
        Total assets                                                     $399,446,772
--------------------------------------------------------------------------------------
LIABILITIES:
  Credit default swaps, premiums received                                $     64,899
  Payables --
     Margin loan financing                                                125,000,000
     Investment securities purchased                                        1,584,791
     Trustees' fees                                                               873
     Administration fee                                                         7,716
     Interest expense                                                         256,318
  Variation margin for centrally cleared swap contracts                        36,691
  Unrealized depreciation on forward foreign currency contracts               306,973
  Due to affiliates                                                           174,076
  Accrued expenses                                                            114,600
--------------------------------------------------------------------------------------
     Total liabilities                                                   $127,546,937
--------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                        $414,903,601
  Distributions in excess of net investment income                         (2,228,324)
  Accumulated net realized loss on investments, swap contacts, and
     foreign currency transactions                                        (93,972,174)
  Net unrealized depreciation on investments                              (46,319,185)
  Net unrealized depreciation on swap contracts                              (351,319)
  Net unrealized depreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies          (132,764)
--------------------------------------------------------------------------------------
     Net assets applicable to shareowners                                $271,899,835
======================================================================================
NET ASSET VALUE PER COMMON SHARE:
  No par value (unlimited number of shares authorized)
     Based on $271,899,835 / 29,113,714 shares                           $       9.34
======================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 39

Statement of Operations

For the Year Ended 3/31/16

INVESTMENT INCOME:
  Interest                                                    $  38,816,152
  Dividends (net of foreign taxes withheld $5,292)                  827,259
  Loan facility and other income                                    154,537
--------------------------------------------------------------------------------------------
     Total investment income                                                  $  39,797,948
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $   2,720,522
  Administrative expense                                            115,611
  Transfer agent fees                                                16,716
  Shareholder communications expense                                 45,512
  Custodian fees                                                     33,838
  Professional fees                                                 162,512
  Printing expenses                                                  14,962
  Trustees' fees                                                     17,533
  Pricing fees                                                       25,700
  Interest expense                                                1,938,750
  Miscellaneous                                                      54,734
--------------------------------------------------------------------------------------------
     Total expenses                                                           $   5,146,390
--------------------------------------------------------------------------------------------
        Net investment income                                                 $  34,651,558
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                              $ (31,527,047)
     Swap contracts                                                 121,354
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies               705,783   $ (30,699,910)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                              $ (37,770,073)
     Swap contracts                                                (645,431)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies              (809,684)  $ (39,225,188)
--------------------------------------------------------------------------------------------
  Net realized and unrealized loss on investments, swap
     contracts, and foreign currency transactions                             $ (69,925,098)
--------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                        $ (35,273,540)
============================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Annual Report | 3/31/16

Statements of Changes in Net Assets

--------------------------------------------------------------------------------------------
                                                              Year            Year
                                                              Ended           Ended
                                                              3/31/16         3/31/15
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                  $  34,651,558   $  39,057,991
Net realized gain (loss) on investments, swap contracts, and
  foreign currency transactions                                 (30,699,910)    (17,689,876)
Change in net unrealized appreciation (depreciation) on
  investments, swap contracts, and foreign
  currency transactions                                         (39,225,188)    (42,018,226)
--------------------------------------------------------------------------------------------
     Net decrease in net assets resulting from operations     $ (35,273,540)  $ (20,650,111)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income and previously undistributed net
  investment income ($1.34 and $1.61 per share,
  respectively)                                               $ (38,877,766)  $ (46,212,245)
--------------------------------------------------------------------------------------------
     Total distributions to common shareowners                $ (38,877,766)  $ (46,212,245)
--------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                                 $   1,702,118   $   4,327,840
--------------------------------------------------------------------------------------------
  Net increase in net assets
     from Trust share transactions                            $   1,702,118   $   4,327,840
--------------------------------------------------------------------------------------------
  Net decrease in net assets                                  $ (72,449,188)  $ (62,534,516)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                               344,349,023     406,883,539
--------------------------------------------------------------------------------------------
End of year                                                   $ 271,899,835   $ 344,349,023
--------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment
  income                                                      $  (2,228,324)  $   1,072,032
============================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 41

Statement of Cash Flows

For the Year Ended 3/31/16

Cash Flows From Operating Activities:
   Net decrease in net assets resulting from operations                           $  (35,273,540)
-------------------------------------------------------------------------------------------------
Adjustments to reconcile net decrease in net assets resulting from operations to net cash and foreign currencies from operating activities:
   Purchases of investment securities                                             $ (122,353,945)
   Proceeds from disposition and maturity of investment securities                   155,040,642
   Net purchases of temporary cash investments                                        (4,200,000)
   Net accretion and amortization of discount/premium on investment securities        (2,763,661)
   Change in unrealized depreciation on investments                                   37,770,073
   Change in unrealized depreciation on OTC swap contracts                                64,930
   Change in unrealized depreciation on forward foreign currency contracts and
      foreign currency                                                                   821,836
   Net realized loss on investments                                                   31,527,047
   Net premiums paid on swap contracts                                                      (101)
   Increase in restricted cash                                                          (129,424)
   Decrease in swap collateral                                                          (200,000)
   Increase in interest receivable                                                      (109,353)
   Decrease in dividends receivable                                                        8,574
   Decrease in reinvestment of distributions                                              87,188
   Decrease in due to affiliates                                                         (60,490)
   Increase in trustees' fees payable                                                        866
   Increase in administration fees payable                                                 7,716
   Increase in accrued expenses payable                                                   50,022
   Increase in interest expense payable                                                  141,817
   Increase in variation margin for centrally cleared swap contracts                      36,691
-------------------------------------------------------------------------------------------------
      Net cash and foreign currencies from operating activities                   $   60,466,888
-------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
   Decrease in due to custodian                                                   $   (1,342,414)
   Payments on borrowings                                                            (26,000,000)
   Distributions to shareowners                                                      (38,877,766)
   Reinvestment of distributions                                                       1,702,118
-------------------------------------------------------------------------------------------------
      Net cash and foreign currencies used in financing activities                $  (64,518,062)
-------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                                $      926,125
-------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
   Beginning of the year                                                          $    5,254,851
-------------------------------------------------------------------------------------------------
   End of the year                                                                $    2,129,802
-------------------------------------------------------------------------------------------------
Cash Flow Information:
Cash paid for interest                                                            $    1,796,933
=================================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Annual Report | 3/31/16

Financial Highlights

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Year
                                                            Year           Year           Year        Year        Ended
                                                            Ended          Ended          Ended       Ended       3/31/12
                                                            3/31/16        3/31/15        3/31/14     3/31/13     (Consolidated)
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                        $     11.89    $     14.19    $  14.23    $   13.45   $   14.33
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                    $      1.19    $      1.36    $   1.50    $    1.74   $    1.70
   Net realized and unrealized gain (loss) on investments,
      swap contracts, and foreign currency transactions           (2.40)         (2.05)       0.12         0.70       (0.92)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                                    $        --    $        --    $  (0.01)   $   (0.01)  $   (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $     (1.21)   $     (0.69)   $   1.61    $    2.43   $    0.77
--------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed net
      investment income                                     $     (1.34)*  $     (1.61)*  $  (1.65)*  $   (1.65)  $   (1.65)
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $     (2.55)   $     (2.30)   $  (0.04)   $    0.78   $   (0.88)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (b)                          $      9.34    $     11.89    $  14.19    $   14.23   $   13.45
--------------------------------------------------------------------------------------------------------------------------------
Market value, end of period (b)                             $     10.04    $     12.87    $  17.83    $   16.97   $   16.66
================================================================================================================================
Total return at market value (c)                                 (11.37)%       (20.28)%     16.24%       12.65%      11.53%
Ratios to average net assets of common shareowners:
   Total expenses plus interest expense (d)(e)                     1.67%          1.33%       1.04%        1.08%       1.05%
   Net investment income before preferred share
      distributions                                               11.23%         10.30%      10.70%       13.03%      12.66%
   Preferred share distributions                                     --%            --%       0.04%        0.06%       0.05%
   Net investment income available to common shareowners          11.23%         10.30%      10.66%       12.97%      12.61%
Portfolio turnover                                                   24%            37%         30%          27%         24%
Net assets of common shareowners,
   end of period (in thousands)                             $   271,900    $   344,349    $406,884    $ 404,498   $ 379,518
================================================================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/16 43

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Year
                                                            Year           Year           Year        Year        Ended
                                                            Ended          Ended          Ended       Ended       3/31/12
                                                            3/31/16        3/31/15        3/31/14     3/31/13     (Consolidated)
--------------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)                 $        --    $        --    $     --(f) $ 151,000   $ 151,000
Asset coverage per preferred share, end of period           $        --    $        --    $     --(f) $  91,971   $  87,835
Average market value per preferred share (g)                $        --    $        --    $     --(f) $  25,000   $  25,000
Liquidation value, including dividends payable,
   per preferred share                                      $        --    $        --    $     --(f) $  25,001   $  25,001
Total amount of debt outstanding (in thousands)             $   125,000    $   151,000    $151,000    $      --   $      --
Asset coverage per indebtedness (in thousands)              $     3,175    $     3,280    $  3,419    $      --   $      --
================================================================================================================================

* The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(c) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(e)  Includes interest expense of 0.63%, 0.38%, 0.02%, 0.0%, and 0.0%, respectively.

(f)  Preferred shares were redeemed during the period.

(g)  Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Trust | Annual Report | 3/31/16

Notes to Financial Statements | 3/31/16

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Valuations may be supplemented by dealers and other sources, as required. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is

                          Pioneer High Income Trust | Annual Report | 3/31/16 45 deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     Foreign securities are valued in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing service. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealer association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

46 Pioneer High Income Trust | Annual Report | 3/31/16

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At March 31, 2016, eleven securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services or broker-dealers) representing 2.44% of net assets. The value of these fair valued securities are $6,625,612.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

                          Pioneer High Income Trust | Annual Report | 3/31/16 47

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of March 31, 2016, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles.

48 Pioneer High Income Trust | Annual Report | 3/31/16

     Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At March 31, 2016, the Trust reclassified $610,570 to decrease paid in capital, $925,852 to decrease distributions in excess of net investment income and $315,282 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     At March 31, 2016, the Trust was permitted to carry forward $7,059,380 of short-term capital losses and $20,887,161 of long-term capital losses without limitation. Additionally, at March 31, 2016, the Trust had a net capital loss carry forward of $44,356,204 of which the following amounts will expire between 2016 and 2019 if not utilized: $42,238,794 in 2018, and $2,177,410 in 2019. Since unlimited losses are required to be used first, loss carry forwards that are subject to expiration may be more likely to expire unused.

     The Trust has elected to defer $1,313,408 of short-term capital losses and $21,012,015 of long-term capital losses recognized between October 1, 2015 and March 31, 2016 to its fiscal year ending March 31, 2017.

     The tax character of distributions paid to shareowners during the years ended March 31, 2016 and March 31, 2015 were as follows:

     ---------------------------------------------------------------------------
                                                          2016              2015
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                               $38,877,766       $46,212,245
     ---------------------------------------------------------------------------
        Total                                      $38,877,766       $46,212,245
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2016:

     ---------------------------------------------------------------------------
                                                                           2016
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                $   1,367,650
     Capital loss carryforward                                      (72,302,745)
     Last year loss deferrals                                       (22,325,423)
     Other book/tax temporary differences                            (2,939,980)
     Unrealized depreciation                                        (46,803,268)
     ---------------------------------------------------------------------------
        Total                                                     $(143,003,766)
     ===========================================================================

                          Pioneer High Income Trust | Annual Report | 3/31/16 49

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities and book/tax temporary differences.

F.   Insurance Linked Securities (ILS)

     The Trust invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event, as defined within the terms of an event-linked bond occurs, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments, which also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILW's generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments and therefore the Trust's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally

50 Pioneer High Income Trust | Annual Report | 3/31/16 will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. The trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that cannot be disposed of by the Trust within seven days in the ordinary course of business at approximately the amounts which the Trust values the securities.

                          Pioneer High Income Trust | Annual Report | 3/31/16 51

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities.

I.   Automatic Dividend Reinvestment Plan

     All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

     Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New

52 Pioneer High Income Trust | Annual Report | 3/31/16

     York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

     When the Trust enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations.

                          Pioneer High Income Trust | Annual Report | 3/31/16 53

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

     Open credit default swap contracts at March 31, 2016 are listed in the Schedule of Investments.

     The average market value of swap contracts open during the year ended March 31, 2016 was $195,994.

     The amount of cash deposited with the broker as collateral at March 31, 2016, and is included in "Restricted cash" in the Statement of Assets and Liabilities, was $135,000.

K.   Interest Rate Swap Contracts

     The Trust may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Trust negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

     Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

54 Pioneer High Income Trust | Annual Report | 3/31/16

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open interest rate swap contracts at March 31, 2016 are listed in the Schedule of Investments.

     The average value of interest rate swap contracts open during the year ended March 31, 2016 was $(94,674).

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended March 31, 2016, the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.88% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At March 31, 2016, $181,792 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

3. Transfer Agents

Prior to November 2, 2015, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company
(AST), provided substantially all transfer agent and shareowner services related to the Trust's shares at negotiated rates.

Effective November 2, 2015, AST serves as the transfer agent with respect to the Trust's common shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

                          Pioneer High Income Trust | Annual Report | 3/31/16 55

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Forward Foreign Currency Contracts

During the year ended March 31, 2016, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract.

The average value of contracts open during the year ended March 31, 2016 was $(4,723,646).

Open foreign currency contracts at March 31, 2016, were as follows:

---------------------------------------------------------------------------------------
                                 In
Currency             Currency    Exchange                      Settlement  Unrealized
Sold      Deliver    Purchased   for        Counterparty       Date        Appreciation
---------------------------------------------------------------------------------------
USD       1,988,309  EUR (Euro)  1,765,000  Societe Generale   4/27/16     $ 23,408
USD       2,054,105  EUR (Euro)  1,890,439  Citibank NA        4/27/16      100,585
---------------------------------------------------------------------------------------
 Total                                                                     $123,993
=======================================================================================

---------------------------------------------------------------------------------------
                                 In
Currency              Currency   Exchange                      Settlement  Unrealized
Sold       Deliver    Purchased  for        Counterparty       Date        Depreciation
---------------------------------------------------------------------------------------
EUR (Euro) 4,468,698  USD        4,863,179  Societe Generale   4/27/16     $(230,167)
GBP                                         JPMorgan Chase
(British                                    Bank NA
Pound
Sterling)  1,518,180  USD        2,106,074                     5/03/16       (76,806)
---------------------------------------------------------------------------------------
 Total                                                                     $(306,973)
=======================================================================================

5. Assets and Liabilities Offsetting

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a

56 Pioneer High Income Trust | Annual Report | 3/31/16 reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted Cash". Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have not been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of March 31, 2016:

---------------------------------------------------------------------------------------------------
                          Derivative
                          Assets
                          Subject to       Derivatives  Non-Cash      Cash          Net Amount
                          Master Netting   Available    Collateral    Collateral    of Derivative
Counterparty              Agreement        for Offset   Received (a)  Received (a)  Assets (b)
---------------------------------------------------------------------------------------------------
Citibank NA               $ 100,585        $       --   $     --      $       --    $ 100,585
JPMorgan Chase Bank NA      229,182           (76,806)        --        (152,376)          --
Societe Generale             23,408           (23,408)        --              --           --
---------------------------------------------------------------------------------------------------
Total                     $ 353,175        $ (100,214)  $     --      $ (152,376)   $ 100,585
===================================================================================================

---------------------------------------------------------------------------------------------------
                          Derivative
                          Liabilities
                          Subject to       Derivatives  Non-Cash      Cash          Net Amount
                          Master Netting   Available    Collateral    Collateral    of Derivative
Counterparty              Agreement        for Offset   Pledged (a)   Pledged (a)   Liabilities (c)
---------------------------------------------------------------------------------------------------
JPMorgan Chase Bank NA    $  76,806        $  (76,806)  $     --      $       --    $      --
Societe Generale            230,167           (23,408)        --              --      206,759
---------------------------------------------------------------------------------------------------
Total                     $ 306,973        $ (100,214)  $     --      $       --    $ 206,759
===================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

(c) Represents the net amount payable to the counterparty in the event of default.

                          Pioneer High Income Trust | Annual Report | 3/31/16 57

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2016 was as follows:

-----------------------------------------------------------------------------------
Statement of Assets and Liabilities

                         Interest    Credit      Foreign         Equity   Commodity
                         Rate Risk   Risk        Exchange Risk   Risk     Risk
-----------------------------------------------------------------------------------
Assets:
 Unrealized
  appreciation on
  swap contracts         $     --    $ 229,182   $       --      $   --   $    --
 Unrealized
  appreciation on
  forward foreign
  currency contracts           --           --      123,993          --        --
-----------------------------------------------------------------------------------
  Total Value            $     --    $ 229,182   $  123,993      $   --   $    --
===================================================================================
Liabilities:
 Unrealized
   depreciation on
   swap contracts        $580,501    $      --   $       --      $   --   $    --
 Unrealized
   depreciation on
   forward foreign
   currency contracts          --           --      306,973          --        --
-----------------------------------------------------------------------------------
   Total Value           $580,501    $      --   $  306,973      $   --   $    --
===================================================================================

58 Pioneer High Income Trust | Annual Report | 3/31/16

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2016 was as follows:

-----------------------------------------------------------------------------------
Statement of Operations

                         Interest     Credit      Foreign        Equity   Commodity
                         Rate Risk    Risk        Exchange Risk  Risk     Risk
-----------------------------------------------------------------------------------
Net realized
 gain (loss):
 Swap contracts          $   19,409   $ 101,945   $         --   $   --   $   --
 Forward foreign
  currency contracts*            --          --      1,686,953       --       --
-----------------------------------------------------------------------------------
  Total Value            $   19,409   $ 101,945   $  1,686,953   $   --   $   --
===================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Swap contracts          $ (580,501)  $ (64,930)  $         --   $   --   $   --
 Forward foreign
  currency contracts*            --          --     (1,747,962)      --       --
-----------------------------------------------------------------------------------
  Total Value            $ (580,501)  $ (64,930)  $ (1,747,962)  $   --   $   --
===================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

7. Bridge Loan Commitments

Bridge loans are designed to provide temporary or "bridge" financing to a borrower pending the sale of identified assets or the arrangement of longer term loans or the issuance and sale of debt obligations.

As of March 31, 2016, the Trust had two bridge loan commitments of $1,807,971, which could be extended at the option of the borrower, pursuant to the following loan agreements:

-----------------------------------------------------------------------------------
                                                                     Unrealized
                                                                     Appreciation
Borrower                        Par         Cost         Value       (Depreciation)
-----------------------------------------------------------------------------------
CCO Holdings LLC, Bridge Loan   $1,554,855  $1,554,855   $1,554,855  $   --
Charter Communications, Inc.,
   Bridge Loan                     253,116     253,116      253,116      --
-----------------------------------------------------------------------------------
    Total                       $1,807,971  $1,807,971   $1,807,971  $   --
===================================================================================

                          Pioneer High Income Trust | Annual Report | 3/31/16 59

8. Trust Shares

Transactions in shares of beneficial interest for the year ended March 31, 2016 and the year ended March 31, 2015 were as follows:

--------------------------------------------------------------------------------
                                                       3/31/16        3/31/15
--------------------------------------------------------------------------------
Shares outstanding at beginning of year                28,950,654     28,679,504
Reinvestment of distributions                             163,060        271,150
--------------------------------------------------------------------------------
Shares outstanding at end of year                      29,113,714     28,950,654
================================================================================

9. Margin Loan Financing

The Trust has entered into a margin loan financing agreement with Credit Suisse. The margin loan is offered at a daily rate equal to the U.S. three-month LIBOR rate plus 0.70%. There is no fixed borrowing limit.

At March 31, 2016, the Trust had a borrowing outstanding under the margin agreement totaling $125,000,000. The interest rate charged at March 31, 2016 was 2.38%. During the year ended March 31, 2016, the average daily balance was $144,694,823 at an average interest rate of 1.39%. With respect to the margin agreement, interest expense of $1,938,750 is included in the Statement of Operations.

The Trust is required to fully collateralize its outstanding loan balance as determined by Credit Suisse. Pledged assets are held in a segregated account and are denoted in the Schedule of Investments.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the margin loan financing agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

10. Subsequent Events

A monthly dividend was declared on April 4, 2016 from undistributed and accumulated net investment income of $0.0950 per share payable April 29, 2016, to shareowners of record on April 15, 2016.

60 Pioneer High Income Trust | Annual Report | 3/31/16

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of Pioneer High Income Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Income Trust (the "Trust") as of March 31, 2016, and the related statements of operations and cash flows for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended March 31, 2014, 2013, and 2012 were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated May 22, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Trust as of March 31, 2016, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 24, 2016

                          Pioneer High Income Trust | Annual Report | 3/31/16 61

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

PIM, the Trust's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit. On November 11, 2015, UniCredit announced that it signed a binding master agreement with Banco Santander and affiliates of Warburg Pincus and General Atlantic (the "Private Equity Firms") with respect to Pioneer Investments ("Pioneer") and Santander Asset Management ("SAM") (the "Transaction").

The Transaction, as previously announced by UniCredit, will establish a holding company, with the name Pioneer Investments, to be owned by UniCredit (50%) and the Private Equity Firms (50% between them). The holding company will control Pioneer's U.S. operations, including PIM. The holding company also will own 66.7% of Pioneer's and SAM's combined operations outside the U.S., while Banco Santander will own directly the remaining 33.3% stake. The closing of the Transaction is expected to happen in 2016, subject to certain regulatory and other approvals.

Under the Investment Company Act of 1940, completion of the Transaction will cause the Trust's current investment advisory agreement with PIM to terminate. Accordingly, the Trust's Board of Trustees will be asked to approve a new investment advisory agreement. If approved by the Board, the Trust's new investment advisory agreement will be submitted to the shareholders of the Trust for their approval.

62 Pioneer High Income Trust | Annual Report | 3/31/16

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 50 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                          Pioneer High Income Trust | Annual Report | 3/31/16 63

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held With the Trust  Length of Service   Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)          Class I Trustee     Private investor (2004 - 2008 and 2013 -            Director, Broadridge Financial
Chairman of the Board         since 2006.         present); Chairman (2008 - 2013) and Chief          Solutions, Inc. (investor
and Trustee                   Term expires in     Executive Officer (2008 - 2012), Quadriserv, Inc.   communications and securities
                              2018.               (technology products for securities lending         processing provider for
                                                  industry); and Senior Executive Vice President,     financial services industry)
                                                  The Bank of New York (financial and securities      (2009 - present); Director,
                                                  services) (1986 - 2004)                             Quadriserv, Inc. (2005 -
                                                                                                      2013); and Commissioner, New
                                                                                                      Jersey State Civil Service
                                                                                                      Commission (2011 - present)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (72)            Class II Trustee    Managing Partner, Federal City Capital Advisors     Director of New York Mortgage
Trustee                       since 2005.         (corporate advisory services company) (1997 -       Trust (publicly-traded
                              Term expires in     2004 and 2008 - present); Interim Chief Executive   mortgage REIT) (2004 - 2009,
                              2016.               Officer, Oxford Analytica, Inc. (privately-held     2012 - present); Director of
                                                  research and consulting company) (2010);            The Swiss Helvetia Fund, Inc.
                                                  Executive Vice President and Chief Financial        (closed-end fund) (2010 -
                                                  Officer, I-trax, Inc. (publicly traded health       present); Director of Oxford
                                                  care services company) (2004 - 2007); and           Analytica, Inc. (2008 -
                                                  Executive Vice President and Chief Financial        present); and Director of
                                                  Officer, Pedestal Inc. (internet-based mortgage     Enterprise Community
                                                  trading company) (2000 - 2002); Private             Investment, Inc.
                                                  consultant (1995-1997), Managing Director, Lehman   (privately-held affordable
                                                  Brothers (investment banking firm) (1992-1995);     housing finance company) (1985
                                                  and Executive, The World Bank (1979-1992)           - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (71)     Class III Trustee   William Joseph Maier Professor of Political         Trustee, Mellon Institutional
Trustee                       since 2008.         Economy, Harvard University (1972 - present)        Funds Investment Trust and
                              Term expires in                                                         Mellon Institutional Funds
                              2017.                                                                   Master Portfolio (oversaw 17
                                                                                                      portfolios in fund complex)
                                                                                                      (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

64 Pioneer High Income Trust | Annual Report | 3/31/16

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held With the Trust  Length of Service   Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------

Margaret B.W. Graham (68)     Class III Trustee   Founding Director, Vice President and Corporate     None
Trustee                       since 2002.         Secretary, The Winthrop Group, Inc. (consulting
                              Term expires in     firm) (1982 - present); Desautels Faculty of
                              2017.               Management, McGill University (1999 - present);
                                                  and Manager of Research Operations and
                                                  Organizational Learning, Xerox PARC, Xerox's
                                                  advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (59)      Class II Trustee    Chief Investment Officer, 1199 SEIU Funds           Trustee of Pioneer closed-end
Advisory Trustee              since 2015.         (healthcare workers union pension funds) (2001 -    investment companies (5
                              Term expires in     present); Vice President - International            portfolios) (Sept. 2015 -
                              2016.               Investments Group, American International Group,    present)
                                                  Inc. (insurance company) (1993 - 2001); Vice
                                                  President Corporate Finance and Treasury Group,
                                                  Citibank, N.A.(1980 - 1986 and 1990 - 1993); Vice
                                                  President - Asset/Liability Management Group,
                                                  Federal Farm Funding Corporation
                                                  (government-sponsored issuer of debt securities)
                                                  (1988 - 1990); Mortgage Strategies Group, Shearson
                                                  Lehman Hutton, Inc. (investment bank) (1987 -
                                                  1988); and Mortgage Strategies Group, Drexel
                                                  Burnham Lambert, Ltd. (investment bank) (1986 -
                                                  1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (67)      Class I Trustee     President and Chief Executive Officer, Newbury,     Director of New America High
Trustee                       since 2002.         Piret & Company, Inc. (investment banking firm)     Income Fund, Inc. (closed-end
                              Term expires in     (1981 - present)                                    investment company) (2004 -
                              2018.                                                                   present); and Member, Board of
                                                                                                      Governors, Investment Company
                                                                                                      Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (69)        Class I Trustee     Consultant (investment company services) (2012 -    None
Trustee                       since 2014.         present); Executive Vice President, BNY Mellon
                              Term expires in     (financial and investment company services) (1969
                              2018.               - 2012); Director, BNY International Financing
                                                  Corp. (financial services) (2002 - 2012); and
                                                  Director, Mellon Overseas Investment Corp.
                                                  (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/16 65

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                      Other Directorships
Position Held With the Trust  Length of Service   Principal Occupation                                Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (54)*           Class II Trustee    Chair, Director, CEO and President of Pioneer       Trustee of Pioneer closed-end
Trustee, President and        since 2015.         Investment Management-USA (since September 2014);   investment companies (5
Chief Executive Officer       Term expires in     Chair, Director, CEO and President of Pioneer       portfolios) (Sept. 2015 -
                              2016.               Investment Management, Inc. (since September        present)
                                                  2014); Chair, Director, CEO and President of
                                                  Pioneer Funds Distributor, Inc. (since September
                                                  2014); Chair, Director, CEO and President of
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since September 2014); and Chair, Director, and
                                                  CEO of Pioneer Investment Management Shareholder
                                                  Services, Inc. (since September 2014); Managing
                                                  Director, Morgan Stanley Investment Management
                                                  (2010 - 2013); and Director of Institutional
                                                  Business, CEO of International, Eaton Vance
                                                  Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (57)*       Class III Trustee   Director and Executive Vice President (since        None
Trustee                       since 2014.         2008) and Chief Investment Officer, U.S. (since
                              Term expires in     2010) of PIM-USA; Executive Vice President of
                              2017.               Pioneer (since 2008); Executive Vice President of
                                                  Pioneer Institutional Asset Management, Inc.
                                                  (since 2009); and Portfolio Manager of Pioneer
                                                  (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustee because they are Officers or directors of the Trust's investment adviser and certain of its affiliates.

66 Pioneer High Income Trust | Annual Report | 3/31/16

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                            Other Directorships
Position Held With the Trust  Length of Service     Principal Occupation                                    Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (51)    Since 2003. Serves    Vice President and Associate General Counsel of         None
Secretary and Chief           at the discretion of  Pioneer since January 2008; Secretary and Chief Legal
Legal Officer                 the Board.            Officer of all of the Pioneer Funds since June 2010;
                                                    Assistant Secretary of all of the Pioneer Funds from
                                                    September 2003 to May 2010; and Vice President and
                                                    Senior Counsel of Pioneer from July 2002 to December
                                                    2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (55)        Since 2010. Serves    Fund Governance Director of Pioneer since December      None
Assistant Secretary           at the discretion of  2006 and Assistant Secretary of all the Pioneer Funds
                              the Board.            since June 2010; Manager - Fund Governance of Pioneer
                                                    from December 2003 to November 2006; and Senior
                                                    Paralegal of Pioneer from January 2000 to November
                                                    2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (53)             Since 2010. Serves    Senior Counsel of Pioneer since May 2013 and Assistant  None
Assistant Secretary           at the discretion of  Secretary of all the Pioneer Funds since June 2010;
                              the Board.            and Counsel of Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (56)          Since 2008. Serves    Vice President - Fund Treasury of Pioneer; Treasurer    None
Treasurer and Chief Financial at the discretion of  of all of the Pioneer Funds since March 2008; Deputy
and Accounting Officer        the Board.            Treasurer of Pioneer from March 2004 to February 2008;
                                                    and Assistant Treasurer of all of the Pioneer Funds
                                                    from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (50)         Since 2002. Serves    Director - Fund Treasury of Pioneer; and Assistant      None
Assistant Treasurer           at the discretion of  Treasurer of all of the Pioneer Funds the Board.
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (57)            Since 2002. Serves    Fund Accounting Manager - Fund Treasury of Pioneer;     None
Assistant Treasurer           at the discretion     and Assistant Treasurer of all of the Pioneer Funds
                              of the Board.
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/16 67

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                 Term of Office and                                                            Other Directorships
Position Held With the Trust  Length of Service     Principal Occupation                                    Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (36)         Since 2009. Serves    Fund Administration Manager - Fund Treasury of Pioneer  None
Assistant Treasurer           at the discretion of  since November 2008; Assistant Treasurer of all of the
                              the Board.            Pioneer Funds since January 2009; and Client Service
                                                    Manager - Institutional Investor Services at State
                                                    Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (63)          Since 2010. Serves    Chief Compliance Officer of Pioneer and of all the      None
Chief Compliance Officer      at the discretion of  Pioneer Funds since March 2010; Chief Compliance
                              the Board.            Officer of Pioneer Institutional Asset Management, Inc.
                                                    since January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July 2012:
                                                    Director of Adviser and Portfolio Compliance at Pioneer
                                                    since October 2005; and Senior Compliance Officer for
                                                    Columbia Management Advisers, Inc. from October 2003 to
                                                    October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (45)          Since 2006. Serves    Director - Transfer Agency Compliance of Pioneer and    None
Anti-Money Laundering Officer at the discretion of  Anti-Money Laundering Officer of all the Pioneer Funds
                              the Board.            since 2006
------------------------------------------------------------------------------------------------------------------------------------

68 Pioneer High Income Trust | Annual Report | 3/31/16

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2016 Pioneer Investments 19206-10-0516

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $49,954 payable to Deloitte & Touche LLP for the year ended
March 31, 2016 and $47,063 for the year ended March 31, 2015.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2016 or 2015.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $9,904
payable to Deloitte & Touche LLP for the year ended
March 31, 2016 and $9,876 for the year ended March 31, 2015.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2016 or 2015.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31 2016 and 2015, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $9,904 payable to Deloitte & Touche LLP for the year ended
Marcht 31, 2016 and $9,876 for the year ended March 31, 2015.


(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2016. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Andrew Feltus        Other Registered Investment
                     Companies                                 12    $10,331,585                   N/A              N/A
                     Other Pooled Investment Vehicles           8    $11,443,498                     4        7,980,871
                     Other Accounts                             6    $ 1,475,653                   N/A              N/A
-------------------  ----------------------------------        --    -----------        ----------------      ---------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of March 31, 2016 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Andrew Feltus                C
---------------------------  ---------------------

*     Key to Dollar Ranges


A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act..


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 31, 2016


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 31, 2016


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 31, 2016

* Print the name and title of each signing officer under his or her signature.